SCHEDULE 14A INFORMATION

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Cepheid
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Cepheid
 Caribbean Drive
Sunnyvale, CA 94089
(408) 541-4191

April 29, 2003

To Our Shareholders:

I am pleased to invite you to attend the annual meeting of shareholders of Cepheid to be held at our principal executive offices, 904 Caribbean Drive, Sunnyvale, California, 94089, on Wednesday, May 28, 2003, at 1:00 p.m. Pacific time.

The agenda for this year's meeting includes a number of items, each of which are described in detail in the following notice of annual meeting of shareholders and proxy statement. Included in the proposals is a proposal to change Cepheid's state of incorporation from California to Delaware.

The Board of Directors appreciates and encourages shareholder participation in Cepheid's affairs and invites you to attend the meeting in person. It is important, however, that your shares be represented at the annual meeting in any event and for that reason we ask that whether or not you expect to attend the meeting, you take a moment to complete, date, sign and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the annual meeting and to vote your shares in person.

We thank you for your support and look forward to seeing you at the meeting.

Sincerely,

/s/ John L. Bishop
John L. Bishop
Chief Executive Officer

Sunnyvale, California
April 29, 2003

CEPHEID
904 Caribbean Drive

Sunnyvale, California 94089

Notice of Annual Meeting of Shareholders
To Be Held on May 28, 2003

To Our Shareholders:

Notice is hereby given that the annual meeting of the shareholders of Cepheid, a California corporation, will be held at Cepheid's executive offices, 904 Caribbean Drive, Sunnyvale, California 94089, on Wednesday, May 28, 2003, at 1:00 p.m. local time for the following purposes:

1. To elect three (3) Class I directors of Cepheid to serve on the board of directors for a three-year term or until their successors have been duly elected and qualified. Cepheid's board of directors intends to present the following nominees for election as Class I directors:

John L. Bishop Dean O. Morton Kurt Petersen

2. To change Cepheid's state of incorporation from California to Delaware.

3. To approve amendments to our 1997 Stock Option Plan to: (i) reserve for issuance under the 1997 Stock Option Plan the shares previously available for issuance under the 2000 Non-Employee Directors' Stock Option Plan, which will be terminated upon approval of the proposed amendments to the 1997 Stock Option Plan, (ii) provide for nondiscretionary, automatic option grants to non-employee directors, and (iii) make certain other amendments to the 1997 Stock Option Plan.

4. To ratify the appointment of Ernst & Young LLP as independent auditors of Cepheid for the fiscal year ending December 31, 2003.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The board of directors has fixed the close of business on April 4, 2003, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment.

By Order of the Board of Directors

/s/ Kurt Petersen
Kurt Petersen
Secretary

Sunnyvale, California
April 29, 2003

All shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

CEPHEID
904 Caribbean Drive
Sunnyvale, CA 94089

Proxy Statement for Annual Meeting of Shareholders

To Be Held on May 28, 2003

Information Concerning Solicitation and Voting

General

The enclosed proxy is solicited on behalf of the board of directors of Cepheid for use at the annual meeting of shareholders to be held on May 28, 2003 at 1:00 p.m. Pacific time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting. The annual meeting will be held at Cepheid's executive offices, 904 Caribbean Drive, Sunnyvale, California 94089. Cepheid's telephone number is (408) 541-4191.

These proxy solicitation materials, together with Cepheid's 2002 Annual Report, are being mailed on or about April 29, 2003.

Record Date

Shareholders of record at the close of business on April 4, 2003, which we refer to as the record date, are entitled to notice of, and to vote at, the annual meeting. At the record date, approximately 32,374,028 shares of common stock were issued and outstanding.

Revocability of Proxies

You may revoke your proxy at any time before its use by delivering to Cepheid a written notice of revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. You may also revoke your proxy by attending the annual meeting and voting in person. Attending the annual meeting will not, by itself, revoke the proxy.

Voting and Solicitation

Shareholders are entitled to one vote for each share held as of the record date.

Solicitation of proxies may be made by our directors, officers and other employees by personal interview, telephone, facsimile or other method. No additional compensation will be paid for these services, but we may reimburse directors, officers and employees for reasonable out-of-pocket expenses in connection with any solicitation. In addition, we may engage a proxy solicitor to assist in the solicitation of proxies from our shareholders. We expect that the fees we would pay to the proxy solicitor would not exceed $10,000, plus reasonable out-of-pocket expenses. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the shareholders, will be borne by Cepheid. We may reimburse the reasonable charges and expenses of brokerage houses, custodians, nominees, fiduciaries or others for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of common stock.

Quorum, Abstentions, and Broker Non-Votes

Holders of a majority of our common stock issued and outstanding and entitled to vote at the annual meeting, present in person or represented by proxy, constitutes a quorum for the transaction of business at the annual meeting. Broker non-votes and abstentions will be counted in determining whether a quorum is present at the annual meeting.

Broker non-votes and abstentions will not be counted in the election of directors, and will also not be counted as votes against proposal three, to amend the 1997 Stock Option Plan, for purposes of determining whether or not those proposals have been approved. Broker non-votes and abstentions will have the same effect as a vote against proposal two, to change Cepheid's state of incorporation from California to Delaware.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Cepheid's board of directors is divided into three classes - Class I, II and III directors. Each director is elected for a three- year term of office, with one class of directors being elected at each annual meeting of shareholders. Each director holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. The size of the board is presently set at eight members.

Directors/Nominees

The information below sets forth the current members of the board, including the nominees for Class I Directors. Each person nominated for election has agreed to serve if elected and we have no reason to believe that any nominee will be unable to serve.

Name of Director	Age	Class	Position With Cepheid	Director Since
John L. Bishop	58	I	Chief Executive Officer and Director	2002
Gerald S. Casilli (1)	63	II	Director	1997
Robert J. Easton (1)	58	III	Director	2002
Thomas L. Gutshall	65	III	Chairman of the Board	1996
Cristina H. Kepner (1) (3)	56	II	Director	1998
Dean O. Morton (2) (3)	71	I	Director	1997
Kurt Petersen, Ph.D.	55	I	President, Chief Operating Officer, Secretary and Director	1996
Hollings C. Renton (2) (3)	56	III	Director	2000

_______________

  Current member of the Audit Committee.
  Current member of the Compensation Committee.
  Current member of the Nominating Committee.

John L Bishop. Mr. Bishop joined us as Chief Executive Officer and as a director in April 2002. Mr. Bishop served as President and a director of Vysis from 1993 to 2002 and as Chief Executive Officer from 1996 to March 2002. From 1991 until November 1993, Mr. Bishop was Chairman and Chief Executive Officer of MicroProbe Corporation and, from 1987 until 1991, of Source Scientific Systems. From 1984 to 1986, Mr. Bishop was President and Chief Operating Officer of Gen-Probe, Inc. From 1968 to 1984, Mr. Bishop held various management positions with American Hospital Supply Company and its affiliates, including a three-year assignment in Japan as an Executive Vice President and Chief Executive Officer of International Reagents Corp., a joint venture between American Hospital Supply Company and Green Cross Corporation.

Gerald S. Casilli. Mr. Casilli joined us as a director in April 1997. Mr. Casilli is currently self-employed. Mr. Casilli served as Chairman of the Board of IKOS Systems, Inc. from 1989 to 2002, and as Chief Executive Officer from 1989 to 1995. From 1986 to 1989, he was a general partner at Trinity Ventures, Ltd., a venture capital firm. Mr. Casilli was a general partner of Genesis Capital, a venture capital firm from 1982 to 1990. In 1973, Mr. Casilli founded Millennium Systems, a manufacturer of microprocessor development systems, and served as its President and Chief Executive Officer until 1982. Mr. Casilli currently serves as a director of Evans & Sutherland Computer Corporation.

Robert J. Easton. Mr. Easton joined us as a director in January 2002. Mr. Easton is a co-founder of Easton Associates LLC and has served as their Chairman since May 2000. Prior to co-founding Easton Associates in May 2000, Mr. Easton served as Managing Director of IBM Healthcare Consulting from May 1996 to May 2000. In addition to his experience in management consulting, Mr. Easton has 12 years of managerial experience in a variety of positions in sales, marketing, planning, engineering, and operations with the industrial gas and medical products divisions of Union Carbide and Union Carbide Europe. He currently serves as a director of CollaGenex Pharmaceuticals and eXegenics, Inc., as well as a private medical company.

Thomas L. Gutshall. Mr. Gutshall is a co-founder of Cepheid and has served us as Chairman of the Board since August 1996. From August 1996 until April 2002, he also served as our Chief Executive Officer. From January 1995 to August 1996, he was President and Chief Operating Officer of CV Therapeutics. From 1989 to 1994, he was Executive Vice President at Syntex Corporation and a member of the Pharmaceutical Executive Committee. His responsibilities while at Syntex included managing Syva Company, Syntex Agribusiness, Pharmaceutical and Chemical Operations and Services, Syntex Pharmaceutical Intl. Ltd. and Environmental Health and Safety. Mr. Gutshall currently serves as a director of CV Therapeutics and Metrika, Inc.

Cristina H. Kepner. Ms. Kepner joined us as a director in May 1998. She is advisor to Invemed Associates, LLC, an investment banking firm. She has been with Invemed since 1978, where she served in a variety of capacities, most recently as Executive Vice President and Corporate Finance Director until December 31, 2000. Ms. Kepner also served as a director of Invemed until December 2000. Ms. Kepner currently serves as a director of ViroLogic, Inc. and Quipp, Inc.

Dean O. Morton. Mr. Morton joined us as a director in July 1997. Mr. Morton is currently retired. He was Executive Vice President, Chief Operating Officer and a director of Hewlett-Packard Company from 1960 to 1992. Mr. Morton currently serves as a director of BEA Systems, Inc., The Clorox Company, and Pharsight Corporation. He is a trustee of the State Street Research group of mutual funds and a director of the Metropolitan Series Fund, Inc. and State Street Research Portfolios, Inc. He serves on the Board of Monterey Bay Aquarium Research Institute and the Board of Kaiser Foundation Health Plan and Hospitals. He is also a trustee of the David and Lucile Packard Foundation and Chairman of The Center for Excellence in Non Profits.

Kurt Petersen, Ph.D. Dr. Petersen is a co-founder of Cepheid and has served us as President, Chief Operating Officer and a director since August 1996, and has served as our Secretary since May 2002. From January 1996 through July 1996, Dr. Petersen worked as a private consultant. From 1985 to 1995, he served as Vice President, Technology for NovaSensor. While at NovaSensor, he was responsible for commercializing many innovative micromachined devices and fundamental fabrication processes. He holds over 20 patents and has authored over 80 technical papers and presentations. Dr. Petersen is a Fellow of the IEEE and a member of the National Academy of Engineering. In 2001, he was awarded the Simon Ramo medal by the IEEE.

Hollings C. Renton. Mr. Renton joined us as a director in March 2000. Since 1993, he has served as the President and Chief Executive Officer and a director of Onyx Pharmaceuticals, Inc. Mr. Renton also currently serves as a director of Sangstat Medical Corporation. From 1991 to 1993, he served as President and Chief Operating Officer of Chiron Corporation, a pharmaceutical company, following its acquisition of Cetus Corporation. Prior to the acquisition, he served as President of Cetus Corporation from 1990 to 1991 and as Chief Operating Officer of Cetus from 1987 to 1990.

Required Vote

The three nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them will be elected as directors. If signed and returned, shares represented by the accompanying proxy will be voted for the election of the three nominees recommended by the board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for a substitute nominee determined by the proxy holder.

The board recommends a vote for the election of each of the nominated directors.

Board of Directors' Meetings and Committees

The board currently consists of eight members. The board met nine times, including three telephone conference meetings, during 2002. No director attended fewer than 75% of the aggregate of the total number of meetings of the board held during the period for which he or she was a director and the total number of meetings held by all committees of the board on which he or she served during the period that he or she served.

Standing committees of the board include an audit committee, a compensation committee and a nominating committee.

Audit Committee. Gerald S. Casilli, Cristina H. Kepner and Robert J. Easton are the current members of Cepheid's audit committee. The Audit Committee was formed in 2000 and met six times in 2002. The currently effective charter of the audit committee is attached hereto as Appendix A. The audit committee makes recommendations to the board regarding the selection of independent auditors, reviews the scope of audit and other services by our independent auditors, reviews the accounting principles and auditing practices and procedures to be used for our financial statements and reviews the results of those audits.

Compensation Committee. Dean O. Morton and Hollings C. Renton are the current members of Cepheid's compensation committee. The compensation committee was formed in 1998 and met four times in 2002. The compensation committee is responsible for reviewing the compensation and benefits for Cepheid's executive officers, as well as supervising and making recommendations to the board on compensation matters generally.

Nominating Committee. Dean O. Morton, Hollings C. Renton and Cristina H. Kepner are the current members of Cepheid's nominating committee. The nominating committee was formed in November 2001 and held one meeting in 2002. The nominating committee considers and recommends to the board candidates to serve as members of the board. In making recommendations to the board, the nominating committee considers the recommendation of board members and members of management. In addition, the nominating committee considers factors such as experience and subject matter expertise in making its recommendations. The nominating committee has not considered candidates nominated by shareholders for election to the board. Any nominations must be made in accordance with the procedures specified in our bylaws.

Director Compensation

We reimburse our non-employee directors for expenses incurred in connection with attending board and committee meetings, however, in past years, including in 2002, we have not compensated our non-employee directors for their services as board or committee members. In March 2003, the board and compensation committee approved a cash compensation plan for our non- employee directors, under which our non-employee directors will each receive $1,500 per board meeting attended in person, and $500 per committee meeting attended in person, and $250 per board or committee meeting attended by telephone or other remote means of communication.

Under the current terms of our 2000 Non-Employee Directors' Stock Option Plan, our new non-employee directors each receive nondiscretionary, automatic grants of options to purchase 15,000 shares of our common stock upon joining the board, and our continuing non-employee directors each receive nondiscretionary, automatic grants of options to purchase 5,000 shares of our common stock each year after the annual meeting of shareholders pursuant to the plan.

In January 2002, in connection with his election to the board, Robert Easton received a nondiscretionary, automatic grant of options to purchase 15,000 shares of our common stock under the 2000 Non-Employee Directors' Stock Option Plan, and in June 2002, each non-employee director with the exception of Mr. Easton received a nondiscretionary, automatic grant of options to purchase 5,000 shares of our common stock under the plan.

If the proposed amendments to our 1997 Stock Option Plan are approved by the shareholders at this year's annual meeting, then the 2000 Non- Employee Directors' Stock Option Plan will terminate, and new non-employee directors will receive nondiscretionary, automatic grants of options, pursuant to our 1997 Stock Option Plan, to purchase 15,000 shares of our common stock upon joining the board, and our continuing non-employee directors will receive nondiscretionary, automatic grants of options, pursuant to our 1997 Stock Option Plan, to purchase 7,500 shares of our common stock each year after the annual meeting of shareholders. See "Proposal No. 3 -- Amendments to the 1997 Stock Option Plan -- Proposed Amendments to the 1997 Plan."

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee was at any time during 2002, or at any other time, an officer or employee of Cepheid. No executive officer of Cepheid serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board or compensation committee.

PROPOSAL NO. 2
CHANGE IN STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE

Introduction

For the reasons set forth below, our board believes that it is in the best interests of Cepheid and its shareholders to change the state of incorporation of Cepheid from California to Delaware, which we refer to in this proxy statement as the reincorporation. Shareholders are urged to read carefully this section of the proxy statement, including the related exhibits attached to this proxy statement, before voting on the reincorporation. Throughout this proxy statement, we refer to Cepheid, the existing California corporation, as "Cepheid California" and the term "Cepheid Delaware" refers to the new Delaware corporation, which is the proposed successor to Cepheid California in the proposed reincorporation.

As discussed below, the principal reasons for the proposed reincorporation are the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. We believe that our shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. The proposed Delaware certificate of incorporation and bylaws, attached hereto as Appendices C and D, are similar to the articles of incorporation and bylaws currently in effect for Cepheid California, with exceptions, including:

  shareholders will not be permitted to call a special meeting;

  shareholders will not be permitted to act by written consent; and

  shareholders will not be permitted to remove directors without cause, and the minimum percentage of affirmative votes required for shareholders to remove a director for cause will be higher.

Please read the sections entitled "The Charters and Bylaws of Cepheid California and Cepheid Delaware" and "Significant Differences Between the Corporation Laws of California and Delaware," for a description of the material differences between Cepheid California's charter and bylaws and Cepheid Delaware's charter and bylaws, and between California and Delaware corporate law.

If the proposed reincorporation is adopted, Cepheid California will merge into and its business will be continued by Cepheid Delaware under the name Cepheid. Upon completion of the reincorporation, Cepheid California, as a corporate entity, will cease to exist.

If approved by the shareholders, it is anticipated that the reincorporation will become effective as soon as practicable following the annual meeting. However, under the Agreement and Plan of Merger, which is attached hereto as Appendix B, the reincorporation may be abandoned or the Agreement and Plan of Merger may be amended by the board (except that the principal terms may not be amended without shareholder approval), either before or after shareholder approval has been obtained and prior to the effective date of the reincorporation if, in the opinion of the board, circumstances arise which make it inadvisable to proceed with the reincorporation. Shareholders of Cepheid California will have no appraisal rights with respect to the reincorporation.

The summary set forth below is qualified in its entirety by reference to the Agreement and Plan of Merger, the Restated Certificate of Incorporation of Cepheid Delaware and the Amended and Restated Bylaws of Cepheid Delaware, copies of which are attached to this proxy statement as Appendices B, C and D. To the extent there is a conflict between this summary and the actual terms of the Agreement and Plan of Merger or the Restated Certificate of Incorporation or the Amended and Restated Bylaws of Cepheid Delaware, the terms of the actual documents will govern.

Approval by shareholders of the proposed reincorporation will constitute approval of the Agreement and Plan of Merger, the Restated Certificate of Incorporation and the Amended and Restated Bylaws of Cepheid Delaware and all provisions of those documents.

Vote Required for the Reincorporation

Approval of the reincorporation, which will also constitute approval of the Agreement and Plan of Merger, the Restated Certificate of Incorporation and the Amended and Restated Bylaws of Cepheid Delaware, and the assumption by Cepheid Delaware of Cepheid California's shareholder rights plan, employee benefit plans, stock option and employee stock purchase plans and outstanding warrants, will require the affirmative vote of the holders of a majority of the outstanding shares of common stock of Cepheid California entitled to vote.

Principal Reasons for the Reincorporation

The board believes that it is in the best interests of Cepheid to have the principles of corporate governance provided by Delaware corporate law available to it in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which to base Cepheid's governance decisions, and we believe that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

Predictability and Flexibility of Delaware Law

For many years Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has adopted comprehensive corporate laws that are revised regularly to address changing business circumstances. Many corporations have chosen Delaware initially as their state of incorporation, and in recent years a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. Because of Delaware's prominence as the state of incorporation for many major corporations, the Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in our legal affairs than is presently available under California law.

Increased Ability to Attract and Retain Qualified Directors

Both California and Delaware law permit a corporation to include a provision in its articles of incorporation or its certificate of incorporation, as applicable, that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. There has been an increasing frequency of claims and litigation directed against directors and officers, and the risks facing directors and officers of corporations in exercising their respective duties has increased. The amount of time and money required to respond to these claims and to defend this litigation can be substantial. It is our desire to reduce these risks to our directors and officers and to limit situations in which monetary damages can be recovered against directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. We believe that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

Well-Established Principles of Corporate Governance

There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board such as under the business judgment rule and other standards. We believe that our shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

No Change in Our Business and Operations

The reincorporation will effect only a change in our state of incorporation. The reincorporation will not result in any change in our name, business, management, fiscal year, assets or liabilities or location of our principal facilities. The three directors who will be elected at this year's annual meeting, together with the other five directors not up for reelection at this year's annual meeting, will become the directors of Cepheid Delaware, without any modification to our current classified board structure. All employee benefit, stock option and employee stock purchase plans of Cepheid California will be assumed and continued by Cepheid Delaware, and all employee benefit arrangements of Cepheid California will also be continued by Cepheid Delaware upon the terms and subject to the conditions currently in effect. Shareholders should note that approval of the reincorporation will also constitute approval of the assumption of these plans by Cepheid Delaware. After the reincorporation the shares of common stock of Cepheid Delaware will continue to be traded, without interruption, on the Nasdaq National Market under the same symbol ("CPHD") as the shares of common stock of Cepheid California are currently traded. We believe that the reincorporation will not affect any of our material contracts with any third parties and that Cepheid California's rights and obligations under its material contractual arrangements will continue and be assumed by Cepheid Delaware.

No Change in Outstanding Securities

Upon the effective date of the reincorporation:

  each outstanding share of Cepheid California common stock will be automatically converted into one share of Cepheid Delaware common stock;

  each outstanding right to purchase shares of Series A Junior Participating Preferred Stock of Cepheid California issued under Cepheid California's shareholder rights plan will be assumed by Cepheid Delaware and will be automatically converted into a right to purchase an equal number of shares of Series A Junior Participating Preferred Stock of Cepheid Delaware, at the same price per share, upon the same terms, and subject to the same conditions;

  each outstanding option, warrant or other right to purchase our common stock will be assumed by Cepheid Delaware and will be automatically converted into an option, warrant or other right to purchase the same number of shares of Cepheid Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions; and

  each stock certificate representing outstanding shares of Cepheid California common stock and the accompanying preferred share purchase right will continue to represent the same number of shares of common stock of Cepheid Delaware and accompanying preferred share purchase right of Cepheid Delaware.

It will not be necessary for shareholders to exchange their existing stock certificates for stock certificates of Cepheid Delaware, although shareholders may exchange their certificates if they so choose.

Antitakeover Effects

Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The reincorporation is not being proposed in order to prevent a change in control.

The board believes that future unsolicited takeover attempts may be unfair or disadvantageous to us and our shareholders because, among other reasons:

  a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

  a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions;

  a non-negotiated takeover bid may involve the acquisition of only a controlling interest in our stock, without affording all shareholders the opportunity to receive the same economic benefits; and

  certain of our contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of us without the prior written consent of the other party.

By contrast, in a transaction in which a potential acquirer must negotiate with an independent board, the board can and should take account of the underlying and long-term values of our business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages of a tax-free reorganization, anticipated favorable developments in our business not yet reflected in the stock price and equality of treatment of all shareholders.

Some aspects of the reincorporation may have the effect of deterring hostile takeover attempts. For example, in addition to the differences between the charters and bylaws of Cepheid California and Cepheid Delaware, Section 203 of the Delaware General Corporation Law, from which Cepheid Delaware does not intend to opt out, prevents some Delaware corporations, including those whose securities are listed on the Nasdaq Stock Market, from engaging, under certain circumstances, in certain "business combinations" with "interested stockholders" for three years following the date that person becomes an interested stockholder, unless certain conditions are met. See "Significant Differences Between the Corporation Laws of California and Delaware--Stockholder Approval of Certain Business Combinations."

Despite the board's belief that the reincorporation will benefit us and our shareholders, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the board, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value. As a result of these effects of the reincorporation, shareholders that might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the board to resist a takeover or a change in control of us, those provisions could make it more difficult to change the existing board and management.

The Charters and Bylaws of Cepheid California and Cepheid Delaware

The provisions of the Cepheid Delaware certificate of incorporation and bylaws are similar to those of the Cepheid California articles of incorporation and bylaws in many respects. The material differences are:

  shareholders will not be permitted to call a special meeting;

  shareholders will not be permitted to act by written consent; and

  shareholders will not be permitted to remove directors without cause, and the minimum percentage of affirmative votes required for shareholders to remove a director for cause will be higher.

For a discussion of the material differences between California and Delaware corporate law, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the certificate of incorporation and bylaws of Cepheid Delaware is qualified by reference to Appendices C and D attached to this proxy statement.

While we have no present intention to do so, Cepheid Delaware could in the future implement certain other changes by amendment of its certificate of incorporation or bylaws.

The articles of incorporation of Cepheid California authorize us to issue up to 100,000,000 shares of common stock, no par value per share, and 5,000,000 shares of preferred stock, no par value per share. The board has designated 1,000,000 shares of Cepheid California's preferred stock as Series A Junior Participating Preferred Stock. The certificate of incorporation of Cepheid Delaware provides that it will have authorized 100,000,000 shares of common stock, $0.001 par value per share, and 5,000,000 shares of preferred stock, $0.001 par value per share. Like Cepheid California's articles of incorporation, Cepheid Delaware's certificate of incorporation provides that the board is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Effective promptly following the reincorporation, the board will designate 1,000,000 shares of Cepheid Delaware's preferred stock as Series A Junior Participating Preferred Stock, having the same rights, preferences, and limitations as the Series A Junior Participating Preferred Stock of Cepheid California.

Power to Call Special Shareholders' Meetings

Under California law and Cepheid California's bylaws, a special meeting of shareholders may be called by the board, the Chairman of the Board, the President, or the holders of shares entitled to cast not less than 10% of the votes at the meeting.

The bylaws of Cepheid Delaware authorize only the board to call a special meeting of stockholders. Therefore, holders of 10% or more of our voting shares will no longer be able to call a special meeting of stockholders.

We believe this change is warranted as a prudent corporate governance measure to prevent an inappropriately small number of stockholders from prematurely forcing stockholder consideration of a proposal over the opposition of the board by calling a special stockholders' meeting before:

  the time that the board believes consideration of the proposal to be appropriate; or

  the next annual meeting (provided that the holders meet the notice requirements for consideration of a proposal).

These special meetings would involve substantial expense and diversion of board and management time that we believe to be inappropriate for a company of our size. No other change is contemplated in the procedures to call a special stockholders' meeting, although in the future the board could amend the bylaws of Cepheid Delaware without stockholder approval.

Action Without a Meeting

Shareholders of Cepheid California may take any action that may be taken at any annual or special meeting of shareholders without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

The Cepheid Delaware certificate of incorporation will contain a provision eliminating the ability of stockholders to act by written consent without a meeting.

Removal of Directors

Any or all of the directors of Cepheid California may be removed, with or without cause, upon the affirmative vote or written consent of holders of a majority of the outstanding shares entitled to vote. However, no director may be removed if the votes cast against removal would be sufficient to elect the director if voted cumulatively at an election of directors at which the same total number of votes were cast and either the number of directors elected at the most recent annual meeting of shareholders, or, if greater, the number of directors for whom removal is being sought, were then being elected. California law also provides that the board, or a court acting upon suit brought by shareholders holding at least 10% of the outstanding shares of any class of shares, may remove a director for cause under certain circumstances.

The Cepheid Delaware certificate of incorporation and bylaws provide that any director or the entire board may be removed only for cause, and only by the affirmative vote of the holders of at least 66 2/3% of the shares then entitled to vote at an election of directors.

Amendment of Charter Documents

Under California law and Cepheid California's articles of incorporation, the approval of the board and the holders of a majority of the outstanding shares entitled to vote (or in certain cases, the holders of a majority of the outstanding shares of each class of stock entitled to vote), is required to amend any provision of Cepheid California's articles of incorporation, except for an amendment to effect a stock split, which could be adopted by approval of the board alone. Under California law and Cepheid California's bylaws, either the board or the holders of a majority of the outstanding shares entitled to vote may make, alter, amend and repeal Cepheid California's bylaws.

Under Delaware law, the approval of the board and the holders of a majority of the outstanding shares entitled to vote is required to amend any provision of Cepheid Delaware's certificate of incorporation, and either the board (if so provided in the certificate of incorporation), or holders of a majority of the outstanding shares entitled to vote may make, alter, amend and repeal Cepheid Delaware's bylaws. Delaware law permits the certificate of incorporation to require the vote of a larger portion of stock for the taking of any corporate action, however, and the certificate of incorporation and bylaws of Cepheid Delaware require the affirmative vote of the holders of 66 2/3% of the shares then entitled to vote in order to alter, amend, change, or repeal Cepheid Delaware's bylaws or certain provisions of Cepheid Delaware's certificate of incorporation including the provisions regarding the classified structure of the board and the power of stockholders to remove directors.

Monetary Liability of Directors

The articles of incorporation of Cepheid California and the certificate of incorporation of Cepheid Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of the respective states. The provision eliminating monetary liability of directors set forth in the Cepheid Delaware certificate of incorporation is potentially more expansive than the corresponding provision in the Cepheid California articles of incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of monetary liability of directors. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware--Indemnification and Limitation of Liability."

Notice of Board Nominations and Other Shareholder Business--Annual Meetings

The bylaws of Cepheid California and Cepheid Delaware each require that stockholder nominations of persons for election to the board and stockholder proposals of business to be considered at an annual meeting of stockholders must be made by advance written notice to Cepheid. However, Cepheid California's bylaws require the notice to be delivered to Cepheid California not less than 120 days prior to the first anniversary of the preceding year's annual meeting of shareholders, while Cepheid Delaware's bylaws require the notice to be given to Cepheid Delaware not later than 75 and not earlier than 105 days prior to the first anniversary of the preceding year's annual meeting of stockholders.

However, if the date of the annual meeting at which the nomination or business is proposed by a stockholder is more than 30 days before or more than 60 days after the first anniversary of the preceding year's annual meeting, then Cepheid California's bylaws permit the notice to be given not earlier than the 150th day prior to the meeting and not later than the later of 90 days prior to the meeting or the 10th day following the first public announcement of the meeting, while Cepheid Delaware's bylaws permit the notice to be given not earlier than the 105th day prior to the meeting and not later than the later of 75 days prior to the meeting or the 10th day following the first public announcement of the meeting. The above notice provisions are subject to certain exceptions with respect to electing directors to fill board seats resulting from increases in the size of the board not publicly announced at least, in the case of Cepheid California's bylaws, 100 days prior to the annual meeting or, in the case of Cepheid Delaware's bylaws, 70 days prior to the annual meeting.

Notice of Board Nominations and Other Shareholder Business -- Special Meetings

Under the bylaws of both Cepheid California and Cepheid Delaware, the only business that can be conducted at special meetings of stockholders will be the items of business set forth in the notice of the special meeting. However, Cepheid California's bylaws do not establish any time periods in which notice for nominations of persons for election to the board at special meetings must be received. Cepheid Delaware's bylaws provide that nominations of persons for election to the board at a special meeting at which directors are to be elected must be delivered to Cepheid no earlier than 105 days prior to the special meeting and no later than the later of 75 days before the special meeting, or the 10th day after the first public announcement of the meeting and of the nominees proposed by the board to be elected at the meeting.

Significant Differences Between the Corporation Laws of California and Delaware

The following provides a summary of the significant differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the two states' laws.

Stockholder Approval of Certain Business Combinations

Delaware. If the reincorporation is approved by our shareholders, we will be subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers. Section 203 prevents certain Delaware corporations, including those whose securities are listed on the Nasdaq Stock Market, from engaging, under certain circumstances, in a "business combination," which includes a merger or sale of more than 10% of the corporation's assets, with any "interested stockholder," defined to mean a stockholder who owns 15% or more of the corporation's outstanding voting stock, as well as the stockholder's affiliates and associates, for three years following the date that the stockholder became an "interested stockholder," unless:

  prior to the date the board approves either the "business combination" or the transaction that resulted in the stockholder becoming an "interested stockholder;"

  upon consummation of the transaction that resulted in the stockholder's becoming an "interested stockholder," the "interested stockholder" owned at least 85% of the voting stock of the corporation outstanding at the time the transactions commenced, excluding those shares owned by:

    persons who are directors and also officers; and

    employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

  on or subsequent to the date the "business combination" is approved by the board and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock that is not owned by the "interested stockholder."

A Delaware corporation may "opt out" of Section 203 with an express provision in its original certificate of incorporation, or by adopting an amendment to its certificate or incorporation or bylaws that is approved by stockholders holding at least a majority of the outstanding voting shares. Cepheid Delaware does not intend to opt out of the provisions of Section 203.

We believe that Section 203 will encourage any potential acquirer to negotiate with our board. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Cepheid Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Cepheid Delaware will give the board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Cepheid Delaware's shares over the then- current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

California. California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than 50% but less than 90% of the target's common stock or its affiliate unless all of the target company's shareholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

Removal of Directors

Delaware. Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against removal would be sufficient to elect the director under cumulative voting. In the case of a Delaware corporation with a classified board of directors, such as Cepheid Delaware, stockholders may effect the removal of a director only for cause, unless the certificate of incorporation provides otherwise. Cepheid Delaware's certificate of incorporation and bylaws provide that, subject to the rights of the holders of any series of preferred stock, any director or the entire board may be removed only for cause, and only by the affirmative vote of the holders of at least 66 2/3% of the shares then entitled to vote at an election of directors.

California. Under California law, any director or the entire board may be removed, with or without cause, upon the affirmative vote or written consent of holders of a majority of the outstanding shares entitled to vote. If a California corporation's board of directors is not classified, no individual director may be removed, unless the entire board of directors is removed, if the number of votes cast against removal of the director would be sufficient to elect the director if voted cumulatively at an election of directors at which the same total number of votes were cast and the entire number of directors authorized at the time of the director's most recent election were then being elected. In the case of a California corporation with a classified board of directors, such as Cepheid California, no director may be removed if the votes cast against removal would be sufficient to elect the director if voted cumulatively at an election of directors at which the same total number of votes were cast and either the number of directors elected at the most recent annual meeting of shareholders, or, if greater, the number of directors for whom removal is being sought, were then being elected. California law also provides that the board, or a court acting upon suit brought by shareholders holding at least 10% of the outstanding shares of any class of shares, may remove a director for cause under some circumstances.

Indemnification and Limitation of Liability

California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are, however, differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below:

Delaware. The Cepheid Delaware certificate of incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as Delaware law exists currently and as it may be amended in the future. Under Delaware law, this provision may not eliminate or limit director monetary liability for:

  breaches of the director's duty of loyalty to the corporation or its stockholders;

  acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

  the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

  transactions in which the director received an improper personal benefit.

These limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve us or our directors from the necessity of complying with, federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

California. The Cepheid California Articles of Incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where liability is based on:

  intentional misconduct or knowing and culpable violation of law;

  acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

  receipt of an improper personal benefit by the director;

  acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director was aware, or in the ordinary course of performing a director's duties should be aware, of a risk of serious injury to the corporation or its shareholders;

  acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders;

  transactions between the corporation and a director who has a material financial interest in the transaction; and

  liability for improper distributions, loans or guarantees.

Indemnification Compared and Contrasted. Both Delaware and California law generally permit indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action. Except in the case of mandatory indemnification described below, for Cepheid to be able to provide indemnification, there must be a determination made in each case by a majority vote of the disinterested directors (who must constitute a quorum, in the case of California law only), by independent legal counsel, by a majority vote of a quorum of the stockholders, or, in the case of Delaware law only, by a committee of disinterested directors designated by a majority vote of disinterested directors, that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or, in the case of Delaware law only, not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which a person is adjudged liable to the corporation. California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification when the individual has defended successfully the action on the merits or otherwise.

Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if the director or officer undertakes to repay the advanced amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

A California corporation may provide rights to indemnification beyond those provided under California law to the extent the additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions that make mandatory the permissive indemnification described above. Cepheid California's articles of incorporation permit indemnification beyond that expressly mandated by California law and limit director monetary liability to the extent permitted by California law. Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

Inspection of Shareholder or Stockholder Lists

Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to the person's interest as a shareholder. California law provides that a shareholder or shareholders holding 5% or more of a corporation's voting shares, or who hold 1% or more of the corporation's voting shares after it is a public company and have filed a Schedule 14A with the Securities and Exchange Commission relating to the election of directors, have an absolute right to inspect and copy the corporation's shareholder list. Delaware law permits a stockholder to inspect the stockholder list during the ten-day period preceding a stockholders' meeting for any purpose germane to the meeting, but does not contain a provision comparable to the absolute right of inspection provided by California law to certain shareholders.

Payment of Dividends

California law does not use the concepts of par value of shares, capital or surplus. The concepts of par value, capital and surplus are retained under Delaware law.

Delaware. Delaware law permits the payment of dividends out of surplus, generally defined as stockholders' equity less the par value of outstanding stock, or, if there is no surplus, out of net profits for the current fiscal year and/or the preceding fiscal year. Delaware law generally provides that a corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of the corporation.

California. Under California law, any distribution of corporate assets to shareholders, including dividends and repurchases of shares, are limited either to:

  retained earnings, or

  an amount that would leave the corporation with assets, exclusive of goodwill, capitalized research and development expenses and deferred charges, equal to 1 1/4 times its liabilities, not including deferred taxes, deferred income and other deferred credits, and with current assets, as defined, at least equal to its current liabilities, or 1 1/4 times its current liabilities if the average pretax and pre-interest earnings for the preceding two fiscal years were less than the average interest expense for those years.

There are exceptions to these rules for repurchases pursuant to employee stock plans. Additionally, a corporation cannot make a distribution if, as a result of the distribution, the corporation would likely be unable to meet its liabilities as they come due or if the distribution would impair certain preference rights of the holders of preferred stock, if any.

Shareholder Voting

Delaware law generally requires that a majority of the stockholders of both acquiring and target corporations approve statutory mergers. California law generally requires that a majority of the shareholders of each class of shares of both acquiring and target corporations approve statutory mergers.

Delaware. Delaware law does not require a stockholder vote of the surviving corporation in a merger, unless the corporation provides otherwise in its certificate of incorporation, if:

  the merger agreement does not amend the existing certificate of incorporation;

  each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and;

  either no shares of common stock of the surviving corporation, and no shares, securities or obligations convertible into shares of common stock of the surviving corporation, are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under the plan of merger do not exceed 20% of the shares of common stock of the corporation outstanding immediately prior to the effective date of the merger.

California. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3%, or five-sixths, of the voting power of the surviving or acquiring corporation or its parent entity.

Appraisal Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which the shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Delaware. Under Delaware law appraisal rights are not available:

  with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation;

  with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if the stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of the corporations; or

  to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

California. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of the shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3%, or five-sixths, of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale-of- asset reorganizations.

Dissolution

Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation.

Under Delaware law, unless the board approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority, which is greater than a simple majority, voting requirement in connection with dissolutions. Cepheid Delaware's certificate of incorporation contains no supermajority voting requirement.

Interested Director Transactions

Under both California and Delaware law, contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of the interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. Delaware also does not have a bonding requirement.

Application of the General Corporation Law of California to Delaware Corporations

Under Section 2115 of the California General Corporation Law, certain corporations not organized under California law which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. An exemption from Section 2115 is provided for corporations whose shares are listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market. Following the reincorporation, it is anticipated that the common stock of Cepheid Delaware will continue to be traded on the Nasdaq National Market; and, accordingly, it is expected that Cepheid Delaware will be exempt from Section 2115.

Federal Income Tax Consequences

The following is a discussion of certain federal income tax considerations that may be relevant to holders of Cepheid California common stock and accompanying preferred share purchase rights who receive Cepheid Delaware common stock and preferred share purchase rights in exchange for their Cepheid California common stock and preferred share purchase rights as a result of the reincorporation. The discussion does not address all of the tax consequences of the reincorporation that may be relevant to particular Cepheid California shareholders, such as dealers in securities, or those Cepheid California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Cepheid California common stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. In view of the varying nature of the tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the proposed reincorporation, including the applicability of federal, state, local or foreign tax laws.

Subject to the limitations, qualifications and exceptions described herein, and assuming the proposed reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following tax consequences generally should result:

  No gain or loss should be recognized by holders of Cepheid California common stock and accompanying preferred share purchase rights upon receipt of Cepheid Delaware common stock and preferred share purchase rights pursuant to the reincorporation;

  The aggregate tax basis of the Cepheid Delaware common stock received by each shareholder in the reincorporation should be equal to the aggregate tax basis of the Cepheid California common stock surrendered in exchange for the Cepheid Delaware common stock; and

  The holding period of the Cepheid Delaware common stock received by each shareholder of Cepheid California should include the period for which the shareholder held the Cepheid California common stock surrendered in exchange for the Cepheid Delaware common stock, provided that the Cepheid California common stock was held by the shareholder as a capital asset at the time of the reincorporation.

We have not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences to our shareholders of the reincorporation under the Internal Revenue Code. Accordingly, each shareholder is encouraged to consult a tax advisor regarding the specific tax consequences to him or her of the proposed reincorporation. The reincorporation is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

A successful IRS challenge to the reorganization status of the reincorporation, in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise, would result in a shareholder recognizing a gain or loss with respect to each share of Cepheid California common stock exchanged in the reincorporation equal to the difference between the shareholder's basis in the share and the fair market value, as of the time of the reincorporation, of the Cepheid Delaware common stock received in exchange for Cepheid California common stock. In this event, a shareholder's aggregate basis in the shares of Cepheid Delaware common stock received in the exchange would equal their fair market value on the date of the reincorporation, and the shareholder's holding period for the shares would not include the period during which the shareholder held Cepheid California common stock. Even if the reincorporation qualifies as a reorganization under the Internal Revenue Code, a shareholder would recognize a gain to the extent the shareholder received, either actually or constructively, consideration other than Cepheid Delaware common stock in exchange for the shareholder's Cepheid California common stock.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

We should not recognize a gain or loss for federal income tax purposes as a result of the reincorporation, and Cepheid Delaware should succeed, without adjustment, to the federal income tax attributes of Cepheid California.

The board recommends a vote for the reincorporation. The effect of an abstention or a broker non-vote is the same as that of a vote against the proposal.

PROPOSAL NO. 3
AMENDMENTS TO THE 1997 STOCK OPTION PLAN

General

The following is a summary of the principal provisions of our 1997 Stock Option Plan, which we refer to as the 1997 Plan. This summary is qualified in its entirety by reference to the full text of the 1997 Plan, which is attached as Appendix E to this proxy, incorporating the proposed amendments to be approved in this proposal. To the extent there is a conflict between this summary and the actual terms of the 1997 Plan, the terms of the 1997 Plan will govern.

Shareholders are being asked to approve amendments to the 1997 Plan that would:

  terminate our 2000 Non-Employee Directors' Stock Option Plan, which we refer to as the Directors' Plan, and reserve for issuance under the 1997 Plan the shares previously available for issuance under the Directors' Plan;

  provide for nondiscretionary, automatic option grants to new non-employee directors upon joining our board, and to our continuing non- employee directors each year after the annual meeting of shareholders;

  provide that shares issued under the 1997 Plan that are repurchased by us at the original exercise price, or forfeited, will again be available for issuance under the 1997 Plan; and

  make certain other amendments to the 1997 Plan, including the establishment of a maximum number of shares that any individual is eligible to receive in any calendar year pursuant to options granted under the 1997 Plan.

The amendments, as well as the termination of the Directors' Plan, are conditioned upon shareholder approval, and will only become effective upon shareholder approval. These amendments are discussed more fully below.

Proposed Amendments to the 1997 Plan

In March 2003, the board and the compensation committee approved amendments to the 1997 Plan, and also approved the termination of the Directors' Plan, subject to approval by the shareholders of the proposed amendments to the 1997 Plan. The proposed amendments to the 1997 Plan, and the termination of the Directors' Plan, will only become effective upon approval of this proposal by the shareholders.

Termination of Directors' Plan and Inclusion of Shares in 1997 Plan

The proposed amendments to the 1997 Plan provide for the termination of the Directors' Plan and the reservation for issuance under the 1997 Plan of shares previously available for issuance under the Directors' Plan. Upon the termination of the Directors' Plan, no further options will be granted under the Directors' Plan, and all shares then reserved for issuance under the Directors' Plan that are not subject to outstanding options granted under the Directors' Plan will instead become reserved and available for issuance under the 1997 Plan. Options and shares granted or issued under the Directors' Plan that are outstanding on the date the Directors' Plan is terminated will remain subject to the terms of the Directors' Plan. After the Directors' Plan is terminated, any shares subject to options issued under the Directors' Plan that cease to be subject to the options for any reason other than option exercise, and any shares issued under the Directors' Plan that are repurchased by us or forfeited, will become available for grant under the 1997 Plan. The current aggregate number of shares reserved under the 1997 Plan and the Directors' Plan, 7,395,867, will not be affected by the proposed amendments to the 1997 Plan and the associated termination of the Directors' Plan.

Automatic Option Grants to Non-Employee Directors

The proposed amendments to the 1997 Plan also provide that:

  new non-employee directors will receive nondiscretionary, automatic grants of options to purchase 15,000 shares of our common stock upon joining our board; and

  our continuing non-employee directors will receive nondiscretionary, automatic grants of options to purchase 7,500 shares of our common stock each year after the annual meeting of shareholders, pursuant to the 1997 Plan.

Options granted to new non-employee directors upon joining our board will become vested and exercisable with respect to 5,000 shares on each one-year anniversary of the grant date, so long as the person remains a director of Cepheid. Options granted to our continuing non-employee directors after each annual meeting of shareholders will become fully vested and exercisable on the one-year anniversary of the grant date, so long as the person remains a director of Cepheid. In addition to the nondiscretionary, automatic option grants described above, the board will have the authority to make discretionary option grants to non-employee directors under the 1997 Plan. All option grants to non-employee directors under the 1997 Plan will become fully vested and exercisable immediately prior to Cepheid's dissolution, liquidation, merger with or into another corporation, or sale of all or substantially all of our assets, and will expire three months after the event that caused the vesting acceleration to the extent they have not been previously exercised. All options granted to non-employee directors under the 1997 Plan will have an exercise price equal to the then-current fair market value of our common stock, and will be nonqualified stock options.

Repurchased and Forfeited Shares

Currently, shares issued under the 1997 Plan that are repurchased by us, or forfeited, are retired from the 1997 Plan and are not available to be granted or issued again under the 1997 Plan. The amendments to the 1997 Plan provide that shares issued under the 1997 Plan that are repurchased by us at the original exercise price, or forfeited, at any time after the proposed amendments to the 1997 Plan become effective, will again be available for issuance under the 1997 Plan.

Annual Limits on Option Grants

Finally, the amendments to the 1997 Plan also provide that no person will be eligible to be granted options to purchase more than 1,500,000 shares in any calendar year under the 1997 Plan, other than new-hire employees of Cepheid or our subsidiary or parent corporations, who are eligible to receive up to a maximum of 2,000,000 shares pursuant to the grant of options under the 1997 Plan in the calendar year in which they are hired. These share limits will enable us to maximize the deductibility of compensation paid by us under the 1997 Plan to named executive officers.

Shares Subject to the 1997 Plan

An aggregate of 7,195,867 shares of Cepheid's common stock are currently reserved for grant under the 1997 Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. If any option granted pursuant to the 1997 Plan expires or terminates for any reason without being exercised in whole or in part, the shares released from the option will again become available for grant under the 1997 Plan. Shares that have been issued under the 1997 Plan that are repurchased by us, or forfeited, are retired from the 1997 Plan and are not available to be granted or issued again under the 1997 Plan. The number of shares of common stock available for issuance under the 1997 Plan will automatically increase on the first day of January of each calendar year by an amount equal to 3% of the shares of our common stock then outstanding, or a lesser number determined by the board. This automatic annual increase may not exceed 1,000,000 shares per year.

Upon the approval of the proposed amendments to the 1997 Plan, the number of shares reserved under the 1997 Plan will be increased in an amount equal to the number of shares reserved for issuance under the Directors' Plan that are not subject to outstanding options granted under the Directors' Plan on the date it is terminated. After the Directors' Plan is terminated, any shares subject to options granted pursuant to Directors' Plan that expire or terminate for any reason without being exercised in whole or in part, and any shares issued upon exercise of options granted under the Directors' Plan that are repurchased by us, will be added to the number of shares reserved for grant under the 1997 Plan. In addition, shares issued under the 1997 Plan that are repurchased by us at the original exercise price, or forfeited, at any time after the proposed amendments to the 1997 Plan become effective, will again be available for issuance under the 1997 Plan.

Administration

The compensation committee administers the 1997 Plan. The current members of the compensation committee are Dean O. Morton and Hollings C. Renton, who are each "non-employee directors," as that term is defined in the Securities Exchange Act of 1934, and "outside directors," as that term is defined pursuant to Section 162(m) of the Internal Revenue Code.

The compensation committee determines the persons who are to receive options under the 1997 Plan, the number of shares subject to each option and the terms and conditions of each option. The compensation committee has the authority to construe and interpret any of the provisions of the 1997 Plan or any options granted under the 1997 Plan.

The compensation committee has the power to delegate to two or more of our directors the authority to grant options under the Plan, provided that the directors who are delegated this authority may not grant options to persons who are officers or directors of Cepheid or are otherwise subject to the requirements of Section 16(b) of the Securities Exchange Act of 1934. The compensation committee has delegated authority to grant options under the 1997 Plan to Kurt Petersen, our President, Chief Operating Officer and Secretary and a director, and John L. Bishop, our Chief Executive Officer and a director, acting together, subject to conditions and limitations.

Eligibility

Employees, officers, directors, consultants, independent contractors and advisors of Cepheid or of any subsidiary and parent corporation are eligible to receive options under the 1997 Plan. Upon the approval of the proposed amendments to the 1997 Plan, no person will be eligible to receive more than 1,500,000 shares of common stock in any calendar year under the 1997 Plan, other than new employees of Cepheid and its subsidiary and parent corporations, including directors and officers who are also new employees, who will be eligible to receive up to a maximum of 2,000,000 shares of common stock in the calendar year in which they commence their employment with us. As of April 4, 2003, approximately 160 persons were eligible to participate in the 1997 Plan.

The named executive officers listed in "Executive Compensation" have been granted options to purchase shares under the 1997 Plan, over the life of the 1997 Plan, as follows:

Name	Options Received (1)
John L. Bishop Chief Executive Officer	750,000
Thomas L. Gutshall Chairman of the Board	250,000
Kurt Petersen, Ph. D. President, Chief Operating Officer and Secretary	200,000
John R. Sluis Vice President of Finance and Chief Financial Officer	265,000
Catherine A. Smith Former Vice President, Finance and Chief Financial Officer	259,600

_____________________

(1) The numbers of discretionary option grants to be received under the 1997 Plan in the future by the named executive officers are not determinable.

Our current executive officers as a group, current non-employee directors as a group, current nominees for election as a director, and our current employees (excluding executive officers and directors) have been granted and are to be granted options to purchase shares under the 1997 Plan, over the life of the 1997 Plan, as follows:

Group	Options Received	Options to be Received (1)
Current executive officers	1,465,000	--
Current non-employee directors	171,000	37,500
Current director nominees	970,000	7,500
Current employees (excluding executive officers and directors)	2,398,130	--

_____________________

(1) The number of option shares to be received as nondiscretionary, automatic option grants by the non-employee directors in 2003, assuming the proposed amendments to the 1997 Plan are approved, are indicated in the above table. The numbers of discretionary option grants to be received under the 1997 Plan in the future by directors, officers and employees of Cepheid are not determinable.

Stock Options

The 1997 Plan provides for the grant of both incentive stock options, or ISOs, that qualify under Section 422 of the Internal Revenue Code, and nonqualified stock options, or NQSOs. ISOs may be granted only to employees of Cepheid or of a subsidiary or parent of Cepheid. All awards other than ISOs may be granted to employees, officers, directors, consultants, independent contractors and advisors. The exercise price of ISOs must be at least equal to the fair market value of the common stock on the date of grant. The exercise price of NQSOs must be at least equal to 85% of the fair market value of the common stock on the date of grant. The maximum term of options granted under the 1997 Plan is ten years, provided that ISOs granted to person who holds more than 10% of the total combined voting power of all classes of Cepheid's stock or of any subsidiary or parent have a maximum term of 5 years. Awards granted under the 1997 Plan to new hires generally vest as to 25% of the shares on the first anniversary of the date of grant and as to 2.083% of the shares each of the next 36 months.

The exercise price of options granted under the 1997 Plan may be paid as approved by the compensation committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of Cepheid to the participant; (3) by surrender of shares of Cepheid's common stock owned by the participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by waiver of compensation due to or accrued by the participant for services rendered; (5) by a "same-day sale" commitment from the participant and a National Association of Securities Dealers, Inc., or NASD, broker; (6) by a "margin" commitment from the participant and a NASD broker; (7) by any combination of the foregoing; or (8) by any other method approved by the board.

Termination of Options

Options are generally exercisable for a period of ten years. Options granted under the 1997 Plan generally expire three months after the termination of the optionee's service, except in the case of death or disability, in which case the options generally may be exercised for up to 12 months following the date of death or 6 months following the date of termination of service due to disability. Options will generally terminate immediately upon termination for cause.

Merger and Sale of Assets

In the event of a merger of Cepheid with or into another corporation or a sale of all or substantially all of Cepheid's assets, outstanding options may be assumed or substituted by the successor corporation, if any. If a successor corporation does not assume or substitute for the options, Cepheid will be required to notify the optionees, and the options will be exercisable as to 100% of the shares. In addition, if a successor corporation does not assume or substitute the options, then all outstanding shares issued upon exercise of options under the 1997 Plan that are then subject to a lapsing right of repurchase will, upon exchange for shares of stock of the successor corporation or a subsidiary or parent of the successor corporation, be released from the right of repurchase. All option grants to non-employee directors will become fully vested and exercisable immediately prior to Cepheid's dissolution, liquidation, merger with or into another corporation, or sale of all or substantially all of our assets.

Amendment and Termination of the 1997 Plan

The board may at any time amend or terminate the 1997 Plan, including amendment of any form of option agreement or instrument to be executed pursuant to the 1997 Plan. However, the board may not, without the approval of the shareholders, amend the 1997 Plan in any manner that requires shareholder approval under applicable law, rule or regulation, and any option granted under the 1997 Plan will be governed by the version of the 1997 Plan in effect at the time the option was granted.

Term of the 1997 Plan

The Stock Option Plan will terminate in January 2007, unless sooner terminated by our board.

Federal Income Tax Information

The following is a general summary as of the date of this proxy statement of the federal income tax consequences to Cepheid and participants under the 1997 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 1997 Plan.

Incentive Stock Options

A participant will not recognize income upon grant of an ISO and will not incur tax on its exercise, unless the participant is subject to the alternative minimum tax described below. If the participant holds the stock acquired upon exercise of an ISO, or ISO shares, for one year after the date the option was exercised and for two years after the date the option was granted, the participant generally will realize capital gain or loss, rather than ordinary income or loss, upon disposition of the ISO shares. This gain or loss will be equal to the difference between the amount realized upon the disposition and the amount paid for the ISO shares.

If the participant disposes of ISO shares prior to the expiration of either required holding period, which is called a disqualifying disposition, then gain realized upon the disposition, up to the difference between the fair market value of the ISO shares on the date of exercise, or, if less, the amount realized on a sale of the shares, and the option exercise price, generally will be treated as ordinary income. Any additional gain will be capital gain.

Alternative Minimum Tax

The difference between the fair market value of the ISO shares on the date of exercise and the exercise price is an adjustment to income for purposes of the alternative minimum tax, or AMT. The AMT, which is imposed to the extent it exceeds the taxpayer's regular tax, is 26% of an individual taxpayer's alternative minimum taxable income. The AMT rate increases to 28% in the case of alternative minimum taxable income in excess of $175,000.

Nonqualified Stock Options

A participant will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO the participant will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the participant's exercise price. The included amount will be treated as ordinary income by the participant and may be subject to income tax and FICA withholding by Cepheid, either by payment in cash or withholding out of the participant's salary. Upon resale of the shares by the participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

Tax Treatment of Cepheid

Upon approval of the proposed amendments to the 1997 Plan, Cepheid will be entitled to a deduction in connection with the exercise of a NQSO by a participant or the receipt of restricted stock or stock bonuses by a participant to the extent that the participant recognizes ordinary income.

ERISA

The Stock Option Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) and is not qualified under Section 401(a) of the Internal Revenue Code.

New Plan Benefits

No option grants have been made through April 4, 2003 under the 1997 Plan out of the additional shares to be reserved under the 1997 Plan in connection with the proposed amendments that shareholders are being asked to approve. The number of option shares to be granted as nondiscretionary, automatic option grants to the non-employee directors in 2003 upon the approval of the proposed amendments to the 1997 Plan, and the prices at which the option grants will be made, are set forth in the table below. The numbers of discretionary option grants to be made under the 1997 Plan in the future to directors and executive officers of Cepheid, including the named executive officers listed in "Executive Compensation," and the prices at which the grants will be made, are not determinable.

Name and Position	Weighted Average Exercise Price	Number of Shares
Dean O. Morton Director	(1)	7,500
Gerald S. Casilli Director	(1)	7,500
Cristina H. Kepner Director	(1)	7,500
Robert J. Easton Director	(1)	7,500
Hollings C. Renton Director	(1)	7,500
Non-employee directors as a group	(1)	37,500

_____________________

(1) The exercise price of nondiscretionary, automatic options to be granted to non-employee directors upon the approval of the proposed amendments to the 1997 Plan is unknown, as the exercise price will be equal to the fair market value on the date of grant.

Required Vote

The affirmative vote of the holders of a majority of Cepheid common stock entitled to vote on the proposal who are present at the annual meeting in person or by proxy and are voted for or against the proposal is required to approve the amendments to the 1997 Plan.

The board recommends a vote "for" the proposal to amend the 1997 Stock Option Plan.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The board has selected Ernst & Young LLP, independent auditors, to audit our financial statements for the fiscal year ending December 31, 2003. Ernst & Young LLP has audited our financial statements since its inception. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The board recommends a vote for the ratification of the appointment of Ernst & Young LLP as our independent auditors.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our common stock as of April 4, 2003 by each of the named executive officers set forth in the compensation table and each director; all executive officers and directors as a group; and each person who is known by us to beneficially own more than 5% of the common stock.

Percentage of ownership is based on 32,374,028 shares of common stock outstanding as of April 4, 2003. Beneficial ownership is calculated based on Securities and Exchange Commission requirements. All shares of the common stock subject to options currently exercisable or exercisable within 60 days after April 4, 2003 are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding the options, but are not deemed to be outstanding for computing the percentage of ownership of any other person. Unless otherwise indicated below, each shareholder named in the table has sole or shared voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws. Unless otherwise indicated in the table, the address of each individual listed in the table is Cepheid, 904 Caribbean Drive, Sunnyvale, California 94089.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Directors and Named Executive Officers
John L. Bishop (1)	750,000	2.3%
Gerald S. Casilli (2)	433,268	1.3
Robert J. Easton (3)	77,410	*
Thomas L. Gutshall (4)	1,262,180	3.9
Cristina H. Kepner (5)	123,232	*
Dean O. Morton (6)	158,000	*
Kurt Petersen, Ph.D. (7)	838,257	2.6
Hollings C. Renton (8)	58,000	*
John R. Sluis (9)	265,000	*
Catherine A. Smith (10)	285,149	*
All executive officers and directors as a group of 10 persons	4,250,496	13.1
Five Percent Shareholders
Essex Investment Management Company, LLC (11)	2,434,230	7.5

_____________________

* Less than one percent

(1) Consists of an option to purchase 750,000 shares. As of April 4, 2003, all of the shares issuable upon exercise of this option are unvested.

(2) Includes options to purchase 10,000 shares. As of April 4, 2003, 1,250 of the shares issuable upon exercise of these options are unvested. Mr. Casilli's business address is 2905 Woodside Road, Woodside, CA 94062.

(3) Includes an option to purchase 15,000 shares. As of April 4, 2003, 9,172 of the shares issuable upon exercise of this option are unvested. Mr. Easton's business address is 555th Fifth Ave., 7th Floor, New York, NY 10017.

(4) Includes options to purchase 250,000 shares. As of April 4, 2003, 101,565 of the shares issuable upon exercise of these options are unvested.

(5) Includes a warrant to purchase 6,232 shares. Also includes options to purchase 58,000 shares. As of April 4, 2003, 17,250 of the shares issuable upon exercise of these options are unvested. Ms. Kepner's business address is 400 Old Montauk Highway, Eastport, New York 11941.

(6) Includes 77,500 shares held of record by MDLC Partners, a California Limited Partnership, of which Mr. Morton is the general partner. Mr. Morton has options to purchase 10,000 shares. As of April 4, 2003, 1,250 of the shares issuable upon exercise of these options are unvested. Mr. Morton's business address is c/o Hewlett-Packard Corporation, 3200 Hillview Avenue, Palo Alto, CA 94304.

(7) Includes options to purchase 200,000 shares. As of April 4, 2003, 109,899 of the shares issuable upon exercise of these options are unvested.

(8) Consists of options to purchase 58,000 shares. As of April 4, 2003, 13,250 of the shares issuable upon exercise of these options are unvested. Mr. Renton's business address is c/o Onyx Pharmaceuticals, Inc., 3031 Research Drive, Richmond, CA 94806.

(9) Consists of an option to purchase 265,000 shares. As of April 4, 2003, all of the shares issuable upon exercise of this option are unvested.

(10) Ms. Smith served as our Vice President, Finance and Chief Financial Officer until August 1, 2002. The beneficial ownership information for Ms. Smith is provided as of August 1, 2002, the latest date for which Cepheid has information regarding Ms. Smiths' beneficial ownership of its shares.

(11) Based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001, the principal business office of Essex Investment Management Company, LLC, is 125 High Street, Boston, MA 02110.

Executive Compensation

The following table sets forth the compensation paid by Cepheid during 2000, 2001 and 2002 to the Chief Executive Officer and to Cepheid's four other most highly compensated executive officers, plus one other individual who served as an executive officer for part of 2002 and is included under the rules of the Securities and Exchange Commission. We refer to these individuals as the named executive officers.

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Position	Year	Salary	Bonus	Other Annual Compensation	Number of Securities Underlying Options	All Other Compensation ($) (1)

John L. Bishop (2)	2002	$215,808	$77,500	--	750,000	$35,302
Chief Executive Officer

Thomas L. Gutshall	2002	248,289	--	--	75,000	7,340
Chairman of the Board	2001	259,898	--	--	75,000	1,663
	2000	233,100	--	--	100,000	1,465

Kurt Petersen, Ph.D	2002	239,231	2,100	--	75,000	8,634
President, Chief Operating	2001	228,466	--	--	75,000	497
Officer and Secretary	2000	197,213	--	--	50,000	414

John R. Sluis (3)	2002	100,385	--	--	265,000	20,775
Vice President of Finance and Chief Financial Officer

Catherine A. Smith (4)	2002	218,613	--	--	--	152
Former Vice President, Finance and Chief Financial Officer	2001	175,142	--	--	36,600	238
	2000	165,592	--	--	10,000	142

__________

(1) Value of employee life insurance and health insurance in excess of $50,000. Also includes reimbursement of $34,370 in relocation expenses for Mr. Bishop, and $19,414 in relocation expenses for Mr. Sluis.

(2) Mr. Bishop joined us in April 2002.

(3) Mr. Sluis joined us in July 2002.

(4) Ms. Smith served as our Vice President, Finance and Chief Financial Officer until August 1, 2002.

The following table sets forth information with respect to stock options granted during the fiscal year ended December 31, 2002 to each of the named executive officers. All options were granted under Cepheid's 1997 Stock Option Plan.

The percentage of options granted is based on an aggregate of 1,563,175 options granted by Cepheid during the fiscal year ended December 31, 2002 to Cepheid's employees, including the named executive officers. The potential realizable value amounts in the last two columns of the following chart represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% annual rates of stock price appreciation from the date of grant to the end of the option term are provided in accordance with rules of the Securities and Exchange Commission and do not represent Cepheid's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holder's continued employment through the vesting period.

Stock Options Granted in the Fiscal Year Ended December 31, 2002

	Individual Grants
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms
					5%	10%
John L. Bishop (1)	750,000	49%	$3.61	4/12/2012	$1,702,732	$4,315,058

Thomas L. Gutshall (2)	75,000	5	4.33	9/24/2012	204,234	517,568

Kurt Petersen, Ph.D (3)	75,000	5	4.33	9/24/2012	204,234	517,568

John R. Sluis (4)	265,000	17	4.29	7/12/2012	714,959	1,811,846

Catherine A. Smith (5).	--	--	--	--	--	--

(1) As of April 4, 2003, all of the shares issuable upon exercise of Mr. Bishop's option are unvested.

(2) As of April 4, 2003, 64,064 of the shares issuable upon exercise of Mr. Gutshall's option are unvested.

(3) As of April 4, 2003, 64,064 of the shares issuable upon exercise of Dr. Petersen's option are unvested.

(4) As of April 4, 2003, all of the shares issuable upon exercise of Mr. Sluis' option are unvested.

(5) Ms. Smith served as our Vice President, Finance and Chief Financial Officer until August 1, 2002.

The following table sets forth certain information regarding exercised stock options during the fiscal year ended December 31, 2002 and unexercised options held as of December 31, 2002 by each of the named executive officers. All options listed in the table below were granted under the 1997 Stock Option Plan. The value realized is based on the fair market value of the underlying securities as of the date of exercise, minus the per share exercise price, multiplied by the number of shares underlying the option.

Aggregated Option Exercises in Fiscal-Year 2002 and Fiscal-Year End 2002 Option Values

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The Money Options at Fiscal Year-End (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable

John L. Bishop (2)	--	--	750,000	--	$1,110,00	--
Thomas L. Gutshall (3)	--	--	250,000	--	444,250	--
Kurt Petersen, Ph. D (4)	--	--	200,000	--	264,750	--
John R. Sluis (5)	--	--	265,000	--	212,000	--
Catherine A. Smith (6)	23,549	$49,098	--	--	--	--

_____________________

(1) These values have been calculated on the basis of the fair market value of our common stock on December 31, 2002, $5.09, less the applicable exercise price per share, multiplied by the number of shares underlying the options.

(2) As of April 4, 2003, all of the shares issuable upon exercise of Mr. Bishop's option are unvested.

(3) As of April 4, 2003, 101,565 of the shares issuable upon exercise of Mr. Gutshall's options are unvested.

(4) As of April 4, 2003, 109,899 of the shares issuable upon exercise of Dr. Petersen's options are unvested.

(5) As of April 4, 2003, all of the shares issuable upon exercise of Mr. Sluis' option are unvested.

(6) Ms. Smith served as our Vice President, Finance and Chief Financial Officer until August 1, 2002.

Equity Compensation Plan Information

The following table sets forth certain information, as of April 4, 2003, concerning securities authorized for issuance under all equity compensation plans of Cepheid:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation plans approved by the shareholders (1)	3,389,797	$4.23	2,610,927
Equity compensation plans not approved by the shareholders (2)	13,013	2.58	--
Total:	3,402,810		2,610,927

_____________________

(1) Includes our 1997 Stock Option Plan, our 2000 Employee Stock Purchase Plan and our 2000 Non-Employee Directors' Stock Option Plan.

(2) 13,103 shares in equity compensation plans not approved by shareholders represents warrants issued to affiliates of a private placement agent in connection with our Series B preferred stock financing in April 1998. The warrants are fully exercisable and expire on April 30, 2003.

Related Party Transactions

John L. Bishop Employment Agreement. We entered into an employment agreement with John L. Bishop in March 2002. The employment agreement specified that Mr. Bishop's annual base salary will be $310,000, to be reviewed annually. For fiscal year 2002, Mr. Bishop received a guaranteed bonus of $77,500. In future years, Mr. Bishop will be eligible to receive an annual bonus equal to up to 25% of his base annual salary, with the percentage being determined by the degree of achievement of certain performance goals and objectives to be determined by Mr. Bishop and the board or the compensation committee. Under his employment agreement, Mr. Bishop also received an immediately exercisable option to purchase 750,000 shares of our common stock at an exercise price of $3.61 per share, equal to the fair market value on the grant date. Twenty-five percent of the shares of common stock issuable upon exercise of this option vested on April 12, 2003, and the remaining 75% of the shares will vest in equal monthly installments over three years, so long as Mr. Bishop continues to be employed by Cepheid.

Upon termination other than for cause, or a constructive termination, Mr. Bishop will receive a lump sum payment equal to 12 months base salary and prorated target cash bonus, and 50% of all unvested shares will become vested shares. If a termination other than for cause, or a constructive termination, occurs within one year of a change of control event, Mr. Bishop will receive a lump sum payment equal to 18 months base salary and prorated target cash bonus, and all unvested shares will become vested shares.

Cause is defined in Mr. Bishop's employment agreement to include:

  a failure to perform his duties after notice and an opportunity to cure;

  misconduct injurious to us;

  a conviction, guilty or no contest plea to a felony charge;

  acts of fraud against us, misappropriation of our property or dishonesty affecting our business or affairs; or

  a breach of any agreement with us, including those regarding confidentiality and proprietary information.

Constructive termination, as defined in Mr. Bishop's employment agreement, means Mr. Bishop's voluntary termination of his employment with us due to:

  a specified reduction in his responsibilities, salary or target bonus;

  our material breach of his employment agreement;

  a forced relocation of his primary workplace; or

  the failure of any successor of Cepheid to assume his employment agreement.

John R. Sluis Employment Agreement. We entered into an employment agreement with John R. Sluis in March 2002. The employment agreement specified that Mr. Sluis' annual base salary will be $225,000, to be reviewed annually. Under his employment agreement, Mr. Sluis also received an immediately exercisable option on to purchase 265,000 shares of our common stock at an exercise price of $4.29 per share, equal to the fair market value on the grant date. The shares of common stock issuable upon exercise of this option vest over time so long as Mr. Sluis continues to be employed by Cepheid, with 25% of the shares vesting on July 12, 2003 and the remaining 75% of the shares vesting thereafter in equal monthly installments over three years.

Upon termination other than for cause, or constructive termination, Mr. Sluis will receive a lump sum payment equal to 12 months base salary. If a termination other than for cause, or a constructive termination, occurs within one year of a change of control event, Mr. Sluis will receive a lump sum payment equal to 12 months base salary, and all unvested shares will become vested shares. The definitions of cause and constructive termination in Mr. Sluis' employment agreement are similar to those in Mr. Bishop's employment agreement.

Change of Control Retention and Severance Agreement for Kurt Petersen, Ph.D. and Thomas L. Gutshall. We entered into change of control retention and severance agreements with each of Kurt Petersen, Ph.D. and Thomas L. Gutshall in February 2003. Under these agreements, if a termination other than for cause, or a constructive termination, occurs within one year of a change of control event, Dr. Petersen and Mr. Gutshall, as applicable, will receive a lump sum payment equal to 18 months base salary, and all outstanding shares and options issued by Cepheid prior to the change of control event will become fully vested and exercisable. The definitions of cause and constructive termination in the change of control retention and severance agreements are similar to those in Mr. Bishop's employment agreement.

The vesting acceleration provided in Dr. Petersen's agreement will not apply to his stock option for 50,000 shares granted in September 2000, which vests over three years; this option will instead become fully vested upon a change of control event, according to its terms.

Invemed Warrants. In connection with the sale of Series B preferred stock in April 1998, Invemed Associates acted as our agent and received a warrant to purchase 233,248 shares of our common stock, and a warrant to purchase 28,536 shares of our common stock, at $2.58 per share, which were transferred to Invemed Fund L.P. Additionally, Cristina H. Kepner, advisor to the President of Invemed Associates, LLC and a director of Cepheid received a warrant to purchase 6,232 shares of our common stock at $2.58 per share. The warrants issued to Invemed Associates were exercised during 2001 and 2002, respectively, in exchange for 147,000 and 7,600 shares of common stock, respectively.

Sale of Shares to Casilli Trust. In August 2002, we issued 25,000 shares of our common stock to the Casilli Revocable Trust, an affiliate of Gerald S. Casilli, one of our directors, at $2.65 per share, as part of a registered public offering of our common stock.

For information concerning other transactions between us and certain of our executive officers and directors, see "Executive Compensation" and "Director Compensation."

We have entered into indemnification agreements with our directors and executive officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law. We also intend to enter into these agreements with our future directors and executive officers.

We believe that these transactions have been on terms no less favorable to us than could have been obtained from unaffiliated third parties.

Compensation Committee Report on Executive Compensation

This report of the compensation committee is required by the Securities and Exchange Commission and is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Cepheid under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

The compensation committee of the board is responsible for reviewing the compensation and benefits for Cepheid's executive officers, as well as supervising and making recommendations to the board on compensation matters generally. The compensation committee also administers Cepheid's equity incentive plans and makes grants to executive officers under the 1997 Stock Option Plan. The current members of the compensation committee are Dean O. Morton and Hollings C. Renton, each of whom is a non-employee director within the meaning of Section 16 of the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

General Compensation Policy

The compensation committee acts on behalf of the board to establish the general compensation policy of Cepheid for all employees. However, the compensation committee has delegated to John L. Bishop, our Chief Executive Officer, and to Kurt Petersen, Ph.D., our President and Chief Operating Officer, the authority acting together to grant options under our 1997 Stock Option Plan to our employees and other service-providers who are not directors or officers of Cepheid subject to the reporting requirements of Section 16(b) of the Exchange Act, subject to limitations on the aggregate number of options that may be granted to new hires and existing employees in any calendar year. The compensation committee typically reviews base salary levels and target bonuses for the Chief Executive Officer and our other executive officers and employees at or about the beginning of each fiscal year.

 The compensation committee's philosophy in compensating executive officers, including the Chief Executive Officer, is to relate compensation to corporate performance. Consistent with this philosophy, the incentive component of the compensation of our executive officers is based on our corporate results and sales performance. Long-term equity compensation for executive officers are made through the granting of options. Options generally have value for the executive only if the price of our stock increases above the fair market value on the grant date and the executive remains in our employ for the period required for the shares to vest.

 The base salaries, incentive compensation and option grants of the executive officers are determined in part by the compensation committee reviewing data on prevailing compensation practices in companies with whom we compete for executive talent and by their evaluating this information in connection with our corporate goals. Subject to the limitations regarding available data, the compensation committee compared the compensation of our executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, our executive officers, including the Chief Executive Officer, are each eligible to participate in our 1997 Stock Option Plan and our 2000 Employee Stock Purchase Plan.

Fiscal 2002 Executive Compensation

Base Compensation.    The compensation committee reviewed the recommendations and performance and market data outlined above and established a base salary level for each executive officer.

Stock Options.    In fiscal 2002, options to purchase shares of our common stock were granted to our executive officers to aid in the retention of the executive officers and to align their interests with those of the stockholders. Options typically have been granted to executive officers when the executive first joins us, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The compensation committee may, however, grant additional options to executives for other reasons. The number of shares subject to each option granted is within the discretion of the compensation committee and is based on anticipated future contribution and ability to impact corporate results, past performance and consistency within the executive's peer group. In fiscal 2002, the compensation committee considered these factors, as well as the number of options held by the executive officers as of the date of grant that remained unvested. The options are granted at a price that is equal to the fair market value of our common stock on the date of grant. The vesting for options granted to the executive officers in fiscal 2002 was designed to further ensure the retention of the executive officers.

Chief Executive Officer Compensation

John L. Bishop joined us as our new Chief Executive Officer in March 2002. The Chief Executive Officer's base salary for 2002 was paid at the rate of $310,000 per year, and he received an option to purchase 750,000 shares of our common stock. Mr. Bishop was also guaranteed a bonus of $77,500 for 2002, and will be eligible to receive an annual bonus in future years equal to 25% of his base salary, with the particular percentage being determined in each year based on the degree of achievement against established goals and objectives for our performance. This salary, bonus and option compensation for the chief executive officer for 2002 was based on the factors described above for all executive officers. For 2003, the compensation committee will evaluate the compensation of the chief executive officer consistent with the factors described above for all executive officers.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code limits the tax deduction to $1.0 million for compensation paid to certain executives of public companies. However, performance-based compensation that has been approved by shareholders is excluded from the $1.0 million limit if, among other requirements, the compensation is payable only upon attainment of pre- established, objective performance goals and the board committee that establishes the goals consists only of "outside directors." Additionally, options will qualify for the performance-based exception where, among other requirements, the exercise price of the option is not less than the fair market value of the stock on the date of grant, and the plan includes a per-executive limitation on the number of shares for which options may be granted during a specified period. All members of the compensation committee qualify as outside directors. If the proposed amendments to the 1997 Stock Option Plan are approved by our shareholders at this year's annual meeting, then future grants made thereunder will meet the Section 162(m) requirements for "performance based" compensation and be exempt from the limitations on deductibility. Historically, the combined salary and bonus of each executive officer has been below the $1 million limit. The compensation committee's present intention is to grant future compensation that does not exceed the limitations of Section 162(m), although the compensation committee reserves the right to award compensation that does not comply with these limits on a case-by-case basis.

COMPENSATION COMMITTEE

Dean O. Morton
Hollings C. Renton

Company Stock Price Performance

The following graph shows the total shareholder return of an investment of $100 in cash on June 21, 2000, the date Cepheid's Common stock began to trade on the Nasdaq National Market, through December 31, 2002, the last date of trading of fiscal 2002 for (1) Cepheid's Common stock, (2) the NASDAQ Stock Market (U.S.) Index, and (3) the NASDAQ Biotechnology Index. All values assume reinvestment of the full amount of all dividends.

Total Return Analysis
	6/21/00	12/29/00	12/31/01	12/31/02
Cepheid	$100.00	$93.26	$46.67	$56.65
Nasdaq Biotechnology	$100.00	$86.72	$72.66	$39.72
Nasdaq Composite	$100.00	$60.79	$47.99	$32.86

This section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Cepheid under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

Audit Committee Report

This report of the audit committee is required by the Securities and Exchange Commission, and is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Cepheid under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

Under the guidance of the amended charter adopted by the board in September 2002, which is attached hereto as Appendix A, the purpose of the audit committee is to:

  monitor the integrity of Cepheid's financial statements;

  monitor the periodic reviews of Cepheid's accounting and financial reporting process and systems of internal control that are conducted by Cepheid's independent auditors and Cepheid's financial and senior management;

  review and evaluate the independence and performance of Cepheid's independent auditors, approve all audit and non-audit services to be performed by the auditors and appoint, oversee and compensate Cepheid's independent auditors; and

  select the independent auditor, evaluate the independent auditor and, where appropriate, replace the independent auditor.

Each of the members of the audit committee meets the independence requirements of NASDAQ.

Management has the primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The audit committee has the responsibility to monitor and oversee these processes.

In this context and in connection with the audited financial statements contained in Cepheid's Annual Report on Form 10-K, the audit committee:

  reviewed and discussed the audited financial statements with Cepheid's management;

  discussed with Ernst & Young LLP, Cepheid's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

  reviewed the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the nonaudit service performed by Ernst & Young LLP are compatible with maintaining their independence;

  based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in Cepheid's 2002 Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission; and

  instructed the independent auditor that the Committee expects to be advised if there are any subjects that require special attention.

In addition, the audit committee selected Ernst & Young LLP as Cepheid's independent auditor for our fiscal year ending December 31, 2003.

AUDIT COMMITTEE

Gerald S. Casilli
Robert J. Easton
Cristina H. Kepner

Relationship With Independent Accountants

Ernst & Young LLP has been the independent accounting firm that audits our financial statements since its inception. In accordance with standing policy, Ernst & Young LLP periodically changes the personnel who work on the audit.

In addition to performing the audit of our consolidated financial statements, Ernst & Young LLP provided various other services during 2002. The aggregate fees billed for 2002 for each of the following categories of services are set forth below:

Audit and review of Cepheid's 2002 financial statements................	$ 186,001
Audit related................	155,730
All other services..............	34,146

Ernst & Young LLP did not provide any services related to financial information systems design and implementation during 2002.

"All other services" includes (i) tax planning and the preparation of tax returns of Cepheid, (ii) acquisitions and due diligence investigation services, and (iii) evaluating the effects of various accounting issues and changes in professional standards.

The audit committee reviews summaries of the services provided by Ernst & Young LLP and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

Shareholder Proposals

The deadline for submitting a shareholder proposal for inclusion in Cepheid's proxy statement and form of proxy for our 2004 annual meeting of shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 31, 2003.

If the reincorporation is not approved, then under Cepheid California's bylaws the deadline for submitting a shareholder proposal for inclusion in Cepheid's proxy statement and form of proxy for our 2004 annual meeting is January 29, 2004. If the reincorporation is approved and Cepheid completes the reincorporation, then under Cepheid Delaware's bylaws submissions for shareholder proposals for inclusion in Cepheid's proxy statement and form of proxy for our 2004 annual meeting must be received by us not later than March 14, 2004, and not earlier than February 13, 2004.

Submissions must be received by Cepheid at our principal executive office. Shareholders wishing to submit proposals or director nominations that are not to be included in our proxy statement and proxy must do so in accordance with our bylaws. Any submissions not received in the manner described above will not be considered.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires Cepheid's directors and officers, and persons who own more than 10% of our Common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. These persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms that they file.

Kurt Petersen and Thomas Gutshall did not file a Form 4 within 48 hours of receiving stock option grants in September 2002. They have since reported these option grants on a Form 5 filed with the Securities and Exchange Commission.

Except as stated in the previous paragraph, and based solely on its review of the copies of the forms furnished to us and written representations from the executive officers and directors, we believe that all Section 16(a) filing requirements were met during our most recent fiscal year.

Other Business

The board does not presently intend to bring any other business before the meeting, and, so far as is known to the board, no matters are to be brought before the meeting except as specified in the notice of the annual meeting of shareholders. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

PROXY

CEPHEID

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

April 29, 2003

The undersigned shareholder of Cepheid hereby appoints Thomas Gutshall and John Sluis, and each of them with full power of substitution to each, the true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common stock of Cepheid held of record by the undersigned on April 4, 2003, at the Annual Meeting of Shareholders of Cepheid to be held on May 28, 2003 (the "Annual Meeting") at 1:00 p.m. at Cepheid's principal executive offices, 904 Caribbean Drive Sunnyvale, California 94089 and any adjournments or postponements thereof.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

{X} Please mark votes as in this example

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR THE PROPOSALS.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS RELATING TO THE ANNUAL MEETING.

1. To elect three Class I directors of Cepheid to serve on the Board of Directors for a three-year term. The Board of Directors intends to present the following nominees for election as directors:

John L. Bishop
Dean O. Morton
Kurt Petersen

Vote FOR all the nominees (except as directed to the contrary) {_} Vote WITHHELD from all nominees {_}
INSTRUCTIONS: To withhold vote for any individual nominee, write the nominee's name in the space provided below:
2. To change Cepheid's state of incorporation to Delaware.	For Against Abstain {_} {_} {_}
3. To approve the amendments to Cepheid's 1997 Stock Option Plan.	For Against Abstain {_} {_} {_}
4. To ratify the appointment of Ernst & Young LLP as independent auditors of Cepheid for the fiscal year ending December 31, 2003.	For Against Abstain {_} {_} {_}

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT {_} MARK HERE IF YOU PLAN ON ATTENDING THE SHAREHOLDER MEETING {_}

Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please have an authorized officer sign and indicate the full corporate name. If a partnership, please sign in partnership name by an authorized person.

Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may vote in person if you desire.

Signature:_________________ Date:__________ Print Name: _______________ _	Signature:_________________ Date:__________ Print Name: _______________ _

Appendix A

AUDIT COMMITTEE CHARTER
Adopted by the Board of Directors of
Cepheid

Purposes:

The purposes of the audit committee are to:

Monitor the integrity of the financial statements of Cepheid (the "Company").

Monitor the periodic reviews of the Company's accounting and financial reporting process and systems of internal control that are conducted by the Company's independent auditors and the Company's financial and senior management.

Review and evaluate the independence and performance of the Company's independent auditors, approve all audit and non-audit services to be performed by such auditors and appoint, oversee and compensate the Company's independent auditors.

Select the independent auditor, evaluate the independent auditor and, where appropriate, replace the independent auditor.

Composition:

The audit committee shall be composed of three or more directors, as determined by the board of directors, each of whom shall meet the independence and financial literacy requirements of NASDAQ and the provisions of the Securities and Exchange Act of 1934, as amended, and the rules promulgated thereunder (the "Exchange Act"), and at least one of whom shall have accounting or related financial management expertise, as the board of directors interprets such qualification in its business judgment.

Unless a chair is designated by the board of directors, the committee members may appoint their own chair by majority vote.

Responsibilities:

The responsibilities of the audit committee are to:

Select the independent auditor, which shall ultimately be accountable to the audit committee.

Evaluate the written disclosures and the letter that the independent auditor submits to the audit committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor and, if so determined by the audit committee in response to such reports, recommend that the board of directors take appropriate action to oversee the independence of the independent auditor.

Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

Review the independent auditor's audit plan.

Meet with management and the independent auditor to review and discuss the annual financial statements and the report of the independent auditor thereon and, to the extent the independent auditor or management brings any such matters to the attention of the audit committee, to discuss significant issues encountered in the course of the audit work, including restrictions on the scope of activities, access to required information or the adequacy of internal controls.

Review the management letter delivered by the independent auditor in connection with the audit.

Following such reviews and discussions, if so determined by the audit committee, recommend to the board of directors that the annual financial statements be included in the Company's annual report.

Meet quarterly with management and the independent auditor to review and discuss the quarterly financial statements; provided that this responsibility may be delegated to the chairman of the audit committee.

In connection with the Committee's review of the quarterly financial statements:

  Discuss with the independent auditors and management the results of the independent auditors' SAS 71 review of the quarterly financial statements.
  Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

Meet at least once each year in separate executive sessions with management and the independent auditor to discuss matters that the committee or either of these groups believes could significantly affect the financial statements and should be discussed privately.

Have such meetings with management as the audit committee deems appropriate to discuss significant financial risk exposures facing the Company, and steps management has taken to monitor and control such exposures.

Review significant changes to the Company's accounting principles and practices proposed by the independent auditor or management.

Communicate with the Company's independent auditors about the Company's expectations regarding its relationship with the auditors, including the following: (i) the independent auditors' ultimate accountability to the Committee, as representatives of the Company's stockholders; and (ii) the ultimate authority and responsibility of the Committee to select, evaluate and, where appropriate, replace the independent auditors.

Approve the fees and other significant compensation for audit and non-audit services to be paid to the independent auditors.

Approve the audit and non-audit services to be provided by the independent auditors. The Committee may delegate the authority to grant such approvals to one or more members of the Committee, and direct that any approval so granted be reported to the Committee at a following meeting of the Committee.

Evaluate the performance of the independent auditor and, if so determined by the audit committee, discharge the independent auditor.

At the request of Company counsel, review with Company counsel legal and regulatory matters that may have a significant impact on the Company's financial statements, compliance policies or programs.

Conduct or authorize such inquiries into matters within the committee's scope of responsibility as the committee deems appropriate. The committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such inquiries.

Provide minutes of audit committee meetings to the board of directors, and report to the board of directors on any significant matters arising from the committee's work.

At least annually, review and reassess this charter and, if appropriate, recommend proposed changes to the board of directors.

Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Review the fairness of any proposed material transaction between management and other related parties (as defined in the Exchange Act) of the Company and the Company (excluding transactions that are subject to review by the Compensation Committee of the Board), and make recommendations regarding such transactions to the Board.

Establish procedures to receive and process complaints regarding accounting, internal audit controls or auditing matters and for employees to make confidential, anonymous complaints regarding accounting or auditing matters.

Perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company's Common Stock is listed, and perform other activities that are consistent with this charter, the Company's Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

It is not the responsibility of the audit committee to plan or conduct audits, or to determine whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Appendix B

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this "Merger Agreement") is entered into as of ______, 2003 by and between Cepheid, a California corporation ("Cepheid California"), and Cepheid Delaware, Inc., a Delaware corporation ("Cepheid Delaware"). Cepheid California and Cepheid Delaware are hereinafter sometimes collectively referred to as the "Constituent Corporations."

R E C I T A L S

A. Cepheid California was incorporated on March 4, 1996. The current authorized capital stock of Cepheid California consists of: (i) 100,000,000 authorized shares of common stock, no par value ("Cepheid California Common Stock"), of which [_______] shares were issued and outstanding as of ______, 2003, and (ii) 5,000,000 authorized shares of preferred stock, no par value ("Cepheid California Preferred Stock"), none of which are issued or outstanding, but 1,000,000 of which are designated as Series A Junior Participating Preferred Stock pursuant to a Certificate of Determination filed with the Secretary of State of the State of California on October 2, 2002.

B. Cepheid Delaware was incorporated on _____, 2003. Its authorized capital stock consists of 1,000 shares of common stock, par value $0.001 per share ("Cepheid Delaware Common Stock"), of which 1,000 shares are issued and outstanding and held by Cepheid California.

C. The respective Boards of Directors of Cepheid California and Cepheid Delaware deem it advisable and to the advantage of each of the Constituent Corporations that Cepheid California merge with and into Cepheid Delaware upon the terms and subject to the conditions set forth in this Merger Agreement for the purpose of effecting a change of the state of incorporation of Cepheid California from California to Delaware.

D. The Boards of Directors of each of the Constituent Corporations have approved this Merger Agreement.

NOW, THEREFORE, the Constituent Corporations do hereby adopt the plan of reorganization set forth in this Merger Agreement and do hereby agree, subject to the following terms and conditions, as follows:

    Merger and Effective Time. At the Effective Time, as defined below, Cepheid California shall be merged with and into Cepheid Delaware (the "Merger"), and Cepheid Delaware shall be the surviving corporation of the Merger (the "Surviving Corporation"). The Merger shall become effective at the time prescribed by law (the "Effective Time").

    Effect of Merger. At the Effective Time, the separate corporate existence of Cepheid California shall cease, the corporate identity, existence, powers, rights and immunities of Cepheid Delaware as the Surviving Corporation shall continue unimpaired by the Merger, and Cepheid Delaware shall succeed to and shall possess all the assets, properties, rights, privileges, powers, franchises, immunities and purposes, and be subject to all the debts, liabilities, obligations, restrictions and duties of Cepheid California, all without further act or deed.

    Name Change; Governing Documents. At the Effective Time, (i) the name of Cepheid Delaware shall be Cepheid, (ii) the Certificate of Incorporation of Cepheid Delaware in effect immediately prior to the Effective Time shall be amended and restated by virtue of the Merger to read in full as set forth in Exhibit "A" hereto (the "Restated Certificate") and (iii) the Bylaws of Cepheid Delaware in effect immediately prior to the Effective Time shall be amended and restated by virtue of the Merger as approved by the Board of Directors of Cepheid Delaware.

    Directors and Officers. At the Effective Time, the directors of Cepheid California shall be and become the directors of the Surviving Corporation, and the officers of Cepheid California shall be and become the officers, holding the same offices, of the Surviving Corporation, until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Restated Certificate and the Bylaws of the Surviving Corporation.

    Conversion of Shares of Cepheid California. At the Effective Time, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, each share of Cepheid California Common Stock issued and outstanding immediately prior thereto shall be converted into one fully paid and nonassessable share of Cepheid Delaware Common Stock.

    Cancellation of Shares of Cepheid Delaware. At the Effective Time, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, all of the previously issued and outstanding shares of Cepheid Delaware Common Stock that were issued and outstanding immediately prior to the Effective Time shall be automatically canceled and returned to the status of authorized but unissued shares of Cepheid Delaware Common Stock.

    Stock Certificates. At and after the Effective Time, each holder of an outstanding certificate that, prior to that date, represented shares of Cepheid California Common Stock, and the associated rights to purchase shares of Series A Junior Participating Preferred Stock of Cepheid California ("Rights") granted pursuant to that certain Rights Agreement dated as of September 26, 2002 between Cepheid California and Computershare Trust Company, as same may be amended (the "Rights Agreement"), may, at such stockholder's option, surrender the same for cancellation to Cepheid Delaware or its transfer agent, and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Cepheid Delaware's Common Stock into which the surrendered shares were converted as provided herein, and the associated Rights assumed by the Surviving Corporation pursuant to Section 9 hereof. Unless and until so surrendered, each outstanding certificate that, prior to the Effective Time, represented shares of Cepheid California Common Stock and associated Rights shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Cepheid Delaware's Common Stock into which such shares of Cepheid California Common Stock are converted as provided herein, and the associated Rights assumed by the Surviving Corporation pursuant to Section 9 hereof. The registered owner on the books and records of Cepheid California of any such outstanding stock certificate for Cepheid California Common Stock shall, until such certificate is surrendered for transfer or conversion or otherwise accounted for to Cepheid Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Cepheid Delaware Common Stock, and the associated Rights assumed by the Surviving Corporation pursuant to Section 9 hereof, that are evidenced by such outstanding certificate as provided above. Each certificate representing Common Stock of Cepheid Delaware so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Cepheid California Common Stock so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of Cepheid Delaware in compliance with applicable laws, or other such legends as are agreed upon by the holder and Cepheid Delaware. If any certificate for shares of Cepheid Delaware Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Cepheid Delaware or its transfer agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of Cepheid Delaware that such tax has been paid or is not payable.

    Assumption of Common Stock Options and Warrants. At the Effective Time, all outstanding and unexercised portions of all options and rights to purchase Cepheid California Common Stock under the Cepheid California 1997 Stock Option Plan, as amended from time to time, the Cepheid California 2000 Employee Stock Purchase Plan, as amended from time to time, and the Cepheid California 2000 Non-Employee Directors' Stock Option Plan, as amended from time to time (collectively, the "Existing Plans") and all other outstanding options to purchase Cepheid California Common Stock shall be assumed by Cepheid Delaware and become options to purchase the same number of shares of Cepheid Delaware Common Stock at the same exercise price per share but otherwise shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), if applicable, and all other material terms and conditions, including but not limited to the terms and conditions applicable to such options by virtue of the Existing Plans. The continuous employment with Cepheid California will be credited to an optionee for purposes of determining the vesting of the number of shares of Cepheid Delaware Common Stock subject to exercise under an assumed Cepheid California option at the Effective Time. At the Effective Time, Cepheid Delaware also shall adopt and assume the Existing Plans. Additionally, at the Effective Time, all outstanding and unexercised portions of all warrants or other rights to purchase or acquire Cepheid California Common Stock shall be assumed by Cepheid Delaware and become warrants or other rights to purchase or acquire the same number of shares of Cepheid Delaware Common Stock at the same exercise price per share but otherwise shall have the same term, exercisability and all other material terms and conditions. A number of shares of Cepheid Delaware's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights, warrants and other rights to purchase or acquire shares of Cepheid Delaware Common Stock equal to the number of shares of Cepheid California Common Stock so reserved as of immediately prior to the Effective Time.

    Assumption of Preferred Stock Purchase Rights and Rights Plan. At the Effective Time, all outstanding Rights issued pursuant to the Rights Agreement shall be assumed by Cepheid Delaware and become rights to purchase shares of Series A Junior Participating Preferred Stock of Cepheid Delaware. At the Effective Time, Cepheid Delaware also shall adopt and assume the Rights Agreement.

    Fractional Shares. No fractional shares of Cepheid Delaware Common Stock will be issued in connection with the Merger.

    Employee Benefit Plans. At the Effective Time, the obligations of Cepheid California under or with respect to every plan, trust, program and benefit then in effect or administered by Cepheid California for the benefit of the directors, officers and employees of Cepheid California or any of its subsidiaries shall become the lawful obligations of Cepheid Delaware and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated. Effective at the Effective Time, Cepheid Delaware hereby expressly adopts and assumes all obligations of Cepheid California under such employee benefit plans.

    Covenants of Cepheid Delaware. Cepheid Delaware covenants and agrees that it will, on or before the Effective Time: (a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law; (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Cepheid Delaware of all of the franchise tax liabilities of Cepheid California; and (c) take such other actions as may be required by the California General Corporation Law.

    Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Cepheid California such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Cepheid California, and otherwise to carry out the purposes of this Merger Agreement. The officers and directors of the Surviving Corporation are fully authorized in the name of and on behalf of Cepheid California, or otherwise, to take any and all such actions and to execute and deliver any and all such deeds and other instruments as may be necessary or appropriate to accomplish the foregoing.

    Condition. The consummation of the Merger is subject to the approval and adoption, prior to or at the Effective Time, of this Merger Agreement and the Merger contemplated hereby by the shareholders of Cepheid California and by the sole stockholder of Cepheid Delaware.

    Abandonment. At any time before the Effective Time, this Merger Agreement may be terminated and the Merger abandoned by the Board of Directors of Cepheid California or Cepheid Delaware, notwithstanding approval of this Merger Agreement by the shareholders of Cepheid California and the sole stockholder of Cepheid Delaware.

    Amendment. At any time before the Effective Time, this Merger Agreement may be amended, modified or supplemented by the Boards of Directors of the Constituent Corporations, notwithstanding approval of this Merger Agreement by the shareholders of Cepheid California and the sole stockholder of Cepheid Delaware; provided, however, that any amendment made subsequent to the adoption of this Merger Agreement by the shareholders of Cepheid California or the sole stockholder of Cepheid Delaware shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or upon conversion of any shares of any class or series of such Constituent Corporation; (ii) alter or change any of the terms of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms or conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any shares of any class or series of Cepheid California or Cepheid Delaware.

    Tax-Free Reorganization. The Merger is intended to be a tax-free plan of reorganization within the meaning of Section 368(a) of the Code.

    Registered Office. The registered office of the Surviving Corporation is 15 East North Street, City of Dover, County of Kent. The name of its registered agent at that address is Incorporating Services, Ltd.

    Copies of Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 904 Caribbean Drive, Sunnyvale, California 94089, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

    Governing Law. This Merger Agreement shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to the principles of conflicts of law or choice of laws, except to the extent that the laws of the State of Delaware would apply in matters relating to the internal affairs of Cepheid Delaware and the Merger.

    Counterparts. In order to facilitate the filing and recording of this Merger Agreement, it may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be duly executed on the date and year first above written.

CEPHEID, a California corporation CEPHEID DELAWARE, INC., a Delaware corporation

By: By:

John L. Bishop, John L. Bishop,
Chief Executive Officer Chief Executive Officer

ATTEST:

By: By:

Kurt Petersen, Kurt Petersen,
President and Secretary President and Secretary

[Signature Page to Agreement and Plan of Merger]

Appendix C

EXHIBIT A

TO MERGER AGREEMENT

RESTATED

CERTIFICATE OF INCORPORATION

OF

CEPHEID

ARTICLE I

The name of the corporation is Cepheid.

ARTICLE II

The address of the registered office of the corporation in the State of Delaware is 15 East North Street, City of Dover, County of Kent. The name of its registered agent at that address is Incorporating Services, Ltd.

ARTICLE III

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware. The corporation shall have perpetual existence.

ARTICLE IV

The total number of shares of all classes of stock which the corporation has authority to issue is 105,000,000 shares, consisting of two classes: 100,000,000 shares of Common Stock, par value $0.001 per share; and 5,000,000 shares of Preferred Stock, par value $0.001 per share.

The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series. The holders of the Common Stock shall have no preferential or preemptive rights to subscribe for or receive any shares of any class of stock of the corporation whether now or hereafter authorized. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders. There shall be no cumulative voting. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. Upon the dissolution or liquidation of the corporation, whether voluntary or involuntary, the holders of the Common Stock will be entitled to receive all assets of the corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

The Board of Directors is authorized, subject to any limitations prescribed by the laws of the State of Delaware, to provide for the issuance of the shares of Preferred Stock in one or more series and, by filing a Certificate of Designation pursuant to the applicable laws of the State of Delaware, to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof, and to increase or decrease the number of shares of any such series, but not below the number of shares of such series then outstanding. The number of authorized shares of Preferred Stock may also be increased or decreased, but not below the number of shares thereof then outstanding, by the affirmative vote of the holders of a majority of the capital stock of the corporation entitled to vote, unless a vote of any other holders is required pursuant to the Certificate of Designation establishing a series of Preferred Stock. Any shares of Preferred Stock that may be redeemed, purchased or acquired by the corporation may be reissued except as otherwise provided by applicable law or the Certificate of Designation establishing such series of Preferred Stock. The different series of Preferred Stock that may be issued hereunder shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided in the Certificate of Designation providing for the issuance of such series of Preferred Stock.

Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of the Common Stock or the holders of the Preferred Stock, or any series thereof, and any such new series may have powers, preferences and rights, including, without limitation, voting rights, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, the Preferred Stock or any future class or series of Preferred Stock or Common Stock.

ARTICLE V

In furtherance of and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the corporation, subject to the right of the stockholders entitled to vote with respect thereto, in accordance with the provisions of such Bylaws, to alter and repeal the Bylaws adopted or amended by the Board of Directors. The affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the corporation's outstanding voting stock then entitled to vote at an election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with this Article V.

ARTICLE VI

For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

(a) The conduct of the affairs of the corporation shall be managed under the direction of the Board of Directors. The number of directors shall be fixed from time to time exclusively by resolution of the Board of Directors in the manner provided in the Bylaws of the corporation.

(b) Notwithstanding the foregoing provision of this Article VI, each director shall hold office until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(c) Subject to the rights of the holders of any series of Preferred Stock, any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall, unless (i) the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, or (ii) as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by the stockholders. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, in each case subject to the election and qualification of his successor and to his earlier death, resignation or removal.

(d) Subject to the rights of the holders of any series of Preferred Stock, any director or the entire Board of Directors may be removed only for cause by the affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the shares then entitled to vote at an election of directors.

(e) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors, with the number of directors in each class to be divided as equally as reasonably possible. The term of office of the Class I Directors shall expire at the Corporation's annual meeting in 2006, the term of office of the Class II Directors shall expire at the Corporation's annual meeting of stockholders in 2004, and the term of office of the Class III Directors shall expire at the Corporation's annual meeting of stockholders in 2005. At each annual meeting of stockholders, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class.

(f) The election of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

(g) No action shall be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws of the corporation, and no action shall be taken by the stockholders by written consent.

(h) Advance notice of stockholder nominations for the election of directors of the corporation and of business to be brought by stockholders before any meeting of stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation. Business transacted at special meetings of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

(i) The affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the corporation's outstanding voting stock then entitled to vote at an election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with this Article VI.

ARTICLE VII

To the fullest extent permitted by law, no director of the corporation shall be personally liable for monetary damages for any breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended. The corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the corporation or any predecessor of the corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the corporation or any predecessor to the corporation. No amendment to or repeal of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision. The affirmative vote of the holders of at least sixty six and two-thirds percent (66 2/3%) of the corporation's outstanding voting stock then entitled to vote at an election of directors, voting together as a single class, shall be required to alter, change, amend, repeal or adopt any provision inconsistent with this Article VII.

ARTICLE VIII

The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE IX

The books of the corporation may, subject to any stationary requirements, be kept outside the State of Delaware as may be designated by the Board of Directors or by the Bylaws of the corporation.

____________________________________

Appendix D

AMENDED AND RESTATED BYLAWS

OF

CEPHEID
(a Delaware corporation)

As Adopted ______________, 2003

ARTICLE I

STOCKHOLDERS

Section 1.1: Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date and time as the Board of Directors shall each year fix. The annual meeting may be held either at a place, within or without the State of Delaware, or by means of remote communication as the Board of Directors in its sole discretion may determine. Subject to the provisions of these Bylaws, any other proper business may be transacted at the annual meeting.

Section 1.2: Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors and shall be called upon the request of a majority of the members of the Board of Directors. Special meetings may not be called by any other person or persons. Special meetings may be held either at a place, within or without the State of Delaware, or by means of remote communication as the Board of Directors in its sole discretion may determine.

Section 1.3: Notice of Meetings. Notice of all meetings of stockholders shall be given in writing or by electronic transmission in the manner provided by law (including, without limitation, as set forth in Section 7.1(b) of these Bylaws) stating the date, time and place, if any, of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by applicable law or the Certificate of Incorporation of the Corporation, such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. Such notice shall be given by the Secretary of the Corporation or by an officer of the Corporation designated by the Board of Directors. The business to be transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

Section 1.4: Adjournments and Postponements. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another time, date and place, if any. Any meeting of stockholders may adjourn from time to time to reconvene at the same or another place, and notice need not be given of any such adjourned meeting if the time, date and place, if any, thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, then a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. The Board of Directors may postpone or reschedule any previously scheduled special or annual meeting of stockholders, in which case notice shall be provided to the stockholders of the new date, time and place, if any, of the meeting as provided in Section 1.3 above.

Section 1.5: Quorum. At each meeting of stockholders the holders of a majority of the shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business, except if otherwise required by applicable law or the Certificate of Incorporation. If a quorum shall fail to attend any meeting, the chairperson of the meeting or the stockholders entitled to vote at the meeting, in person or represented by proxy, may adjourn the meeting. Shares of the Corporation's capital stock belonging to the Corporation (or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation are held, directly or indirectly, by the Corporation), shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any other corporation to vote any shares of the Corporation's capital stock held by it in a fiduciary capacity.

Section 1.6: Organization. Meetings of stockholders shall be called to order and presided over by such person as the Board of Directors may designate, or, in the absence of such a person, the Chairperson of the Board of Directors, or, in the absence of such person, the Chief Executive Officer of the Corporation, or, in the absence of such person, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or represented by proxy, at the meeting. Such person shall be chairperson of the meeting and, subject to Section 1.11 hereof, shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seems to him or her to be in order. The Secretary of the Corporation shall act as secretary of the meeting, but in such person's absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7: Voting; Proxies.

(a) Voting Rights. Unless otherwise provided by law or the Certificate of Incorporation, and subject to the provisions of Section 1.8 of these Bylaws, each stockholder shall be entitled to one (1) vote for each share of stock held by such stockholder.

(b) Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy. Such a proxy may be prepared, transmitted and delivered in any manner permitted by applicable law. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission creating a proxy as provided in the preceding sentence may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. A proxy must bear a date within 3 years prior to the meeting, unless the proxy specifies a different length of time. A revocable proxy is revoked by a writing delivered to the Secretary of the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting and voting in person by, the person executing the proxy.

(c) Written Ballots. All voting, including on the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefore by a stockholder entitled to vote or by his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as the chairperson of the meeting deems appropriate and, if authorized by the Board of Directors, may be submitted by electronic transmission in the manner provided by law.

(d) Required Vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Unless otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, every matter other than the election of directors shall be decided by the affirmative vote of the holders of a majority of the shares of stock entitled to vote thereon that are present in person or represented by proxy at the meeting and are voted for or against the matter.

Section 1.8: Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If no record date is fixed by the Board of Directors, then the record date shall be as provided by applicable law. Except as otherwise provided by law, when a record date is fixed, as provided herein, only stockholders on the record date are entitled to notice and to vote, to receive the dividend, distribution or allotment of rights or to exercise rights, as the case may be, notwithstanding any transfer of shares on the books of the Corporation occurring after the record date. Except as otherwise provided by law, the Corporation shall be entitled to treat the holder of record of any shares as the holder in fact of such shares and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have express or other notice of such claim or interest. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.9: List of Stockholders Entitled to Vote. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either on a reasonably accessible electronic network as permitted by law (provided that the information required to gain access to the list is provided with the notice of the meeting) or during ordinary business hours at the principal place of business of the Corporation. If the meeting is held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present at the meeting. If the meeting is held solely by means of remote communication, then the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided with the notice of the meeting.

Section 1.10: Inspectors of Elections.

(a) Applicability. Unless otherwise provided in the Corporation's Certificate of Incorporation or required by the Delaware General Corporation Law, the following provisions of this Section 1.10 shall apply only if the Corporation has a class of voting stock that is: (i) listed on a national securities exchange; (ii) authorized for quotation on an automated interdealer quotation system of a registered national securities association; or (iii) held of record by more than two thousand stockholders. In all other cases, observance of the provisions of this Section 1.10 shall be optional, and at the discretion of the Corporation.

(b) Appointment. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.

(c) Inspector's Oath. Each inspector of election, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector's ability.

(d) Duties of Inspectors. At a meeting of stockholders, the inspectors of election shall (i) ascertain the number of shares outstanding and the voting power of each share, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(e) Opening and Closing of Polls. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced by the chairperson of the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

(f) Determinations. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Sections 211(e) or 212(c)(2) of the Delaware General Corporation Law, or any information provided pursuant to Section 211(a)(2)(B)(i) or (iii) of the Delaware General Corporation Law, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification of their determinations pursuant to this Section 1.10 shall specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

Section 1.11: Notice of Stockholder Business; Nominations.

(a) Annual Meeting of Stockholders.

(i) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders shall be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of such meeting delivered pursuant to Section 1.3 of these Bylaws, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 1.11, who is entitled to vote at such meeting and who complied with the notice procedures set forth in this Section 1.11.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of subparagraph (a)(i) of this Section 1.11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be in writing and delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the seventy-fifth (75th) day nor earlier than the close of business on the one hundred fifth (105th) day prior to the first anniversary of the preceding year's annual meeting (except in the case of the first annual meeting after the adoption of these Bylaws, for which such notice shall be timely if delivered in the same time period as if such meeting were a special meeting governed by subparagraph (b) of this Section 1.11); provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred fifth (105th) day prior to such annual meeting and not later than the close of business on the later of the seventy-fifth (75th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, as well as such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the books of the Corporation, and of such beneficial owner, and (2) the class and number of shares of the Corporation that are owned beneficially and held of record by such stockholder and such beneficial owner.

(iii) Notwithstanding anything in the second sentence of subparagraph (a)(ii) of this Section 1.11 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least seventy-five (75) days prior to the first anniversary of the preceding year's annual meeting (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after such anniversary date, at least seventy-five (75) days prior to such annual meeting), a stockholder's notice required by this Section 1.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of such meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of such meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by subparagraph (a)(ii) of this Section 1.11 shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the one hundred fifth (105th) day prior to such special meeting and not later than the close of business on the later of the seventy-fifth (75th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(c) General.

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.11. Except as otherwise provided by law or these Bylaws, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.11 and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.

(ii) For purposes of this Section 1.11, the term "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section 1.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 1.11 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement related to its annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act ("Rule 14a- 8"). Any stockholder proposal that is made in compliance with Rule 14a- 8, or any successor provision and is not otherwise excludable from such proxy statement shall be deemed to comply with the requirements of this Section 1.11.

ARTICLE II

BOARD OF DIRECTORS

Section 2.1: Number; Qualifications. The Board of Directors shall consist of one or more members. The authorized number of directors shall be fixed from time to time by resolution of the Board of Directors. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Directors need not be stockholders of the Corporation.

Section 2.2: Election; Resignation; Removal; Vacancies. The directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors, with the number of directors in each class to be divided as equally as reasonably possible. The term of office of the Class I directors shall expire at the Corporation's annual meeting of stockholders in 2006, the term of office of the Class II directors shall expire at the Corporation's annual meeting of stockholders in 2004, and the term of office of the Class III directors shall expire at the Corporation's annual meeting of stockholders in 2005. At each annual meeting of stockholders, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Any director may resign at any time upon notice to the Corporation given in writing or by electronic transmission. The resignation of a director shall be effective when given unless the director specifies a later time, and shall be effective regardless of whether it is accepted by the Corporation. Subject to the rights of the holders of any series of Preferred Stock, any director or the entire Board of Directors may be removed only for cause by the holders of at least sixty six and two-thirds percent (66 2/3%) of the shares then entitled to vote at an election of directors. Subject to the rights of the holders of any series of Preferred Stock, any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall, unless (i) the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders, or (ii) as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by the stockholders.

Section 2.3: Regular Meetings. Regular meetings of the Board of Directors may be held at such places, within or without the State of Delaware, and at such times as the Board of Directors may from time to time determine. Notice of regular meetings need not be given if the date, times and places thereof are fixed by resolution of the Board of Directors.

Section 2.4: Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson of the Board of Directors, the Chief Executive Officer, the President, or a majority of the members of the Board of Directors then in office and may be held at any time, date or place, within or without the State of Delaware, as the person or persons calling the meeting shall fix. Notice of the time, date and place of such meeting shall be given, orally, in writing or by electronic transmission (including electronic mail), by the person or persons calling the meeting to all directors at least four (4) days before the meeting if the notice is mailed, or at least twenty-four (24) hours before the meeting if such notice is given by telephone, hand delivery, telegram, telex, mailgram, facsimile, electronic mail or other means of electronic transmission. Unless otherwise indicated in the notice, any and all business may be transacted at a special meeting.

Section 2.5: Remote Meetings Permitted. Members of the Board of Directors, or any committee of the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to conference telephone or other communications equipment shall constitute presence in person at such meeting.

Section 2.6: Quorum; Vote Required for Action. At all meetings of the Board of Directors, a majority of the total number of authorized directors shall constitute a quorum for the transaction of business. Except as otherwise provided herein or in the Certificate of Incorporation, or required by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of one or more directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 2.7: Organization. Meetings of the Board of Directors shall be presided over by the Chairperson of the Board of Directors, or in such person's absence by the Chief Executive Officer, or in the absence of such person, by the President, or in the absence of such person, by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in such person's absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8: Written Action by Directors. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee, respectively. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.9: Powers. The Board of Directors may, except as otherwise required by law or the Certificate of Incorporation or these Bylaws, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 2.10: Compensation of Directors. Directors, as such, may receive, pursuant to a resolution of the Board of Directors, fees and other compensation for their services as directors, including without limitation their services as members of committees of the Board of Directors.

ARTICLE III

COMMITTEES

Section 3.1: Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting of such committee who are not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it. No such committee, however, shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval; or (ii) adopting, amending or repealing any bylaw of the Corporation.

Section 3.2: Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

ARTICLE IV

OFFICERS

Section 4.1: Generally. The officers of the Corporation shall consist of a Chairperson of the Board, a Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers, including a Chief Operating Officer, a Chief Financial Officer, and one or more Vice Presidents, as may from time to time be appointed by the Board of Directors. All officers shall be elected by the Board of Directors; provided, however, that the Board of Directors may empower the Chief Executive Officer of the Corporation to appoint officers other than the Chairperson of the Board, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer. Each officer shall hold office until such person's successor is elected and qualified or until such person's earlier resignation or removal. Any number of offices may be held by the same person. Any officer may resign at any time upon written notice to the Corporation. The resignation of an officer shall be effective when given unless the officer specifies a later time, and shall be effective regardless of whether it is accepted by the Corporation. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors.

Section 4.2: Chief Executive Officer. Subject to the control of the Board of Directors and such supervisory powers, if any, as may be given by the Board of Directors, the powers and duties of the Chief Executive Officer are to act as the general manager and, subject to the control of the Board of Directors, to have general supervision, direction and control of the business and affairs of the Corporation and its officers, agents and employees.

The President shall be the Chief Executive Officer of the Corporation unless the Board of Directors shall designate another officer to be the Chief Executive Officer. If there is no President, and the Board of Directors has not designated any other officer to be the Chief Executive Officer, then the Chairperson of the Board of Directors shall be the Chief Executive Officer.

Section 4.3: Chairperson of the Board. The Chairperson of the Board of Directors shall have the power to preside at all meetings of the Board of Directors and shall have such other powers and duties as provided in these Bylaws and as the Board of Directors may from time to time prescribe.

Section 4.4: President. Subject to the supervisory powers of the Chief Executive Officer, if not the President, and to such supervisory powers as may be given by the Board of Directors, the President shall have the powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors, the Chief Executive Officer or these Bylaws.

Section 4.5: Vice President. Each Vice President shall have all such powers and duties as are commonly incident to the office of Vice President, or that are delegated to him or her by the Board of Directors or the Chief Executive Officer. A Vice President may be designated by the Board of Directors to perform the duties and exercise the powers of the Chief Executive Officer in the event of the absence or disability of the Chief Executive Officer and the President.

Section 4.6: Chief Financial Officer. The Chief Financial Officer shall be the Treasurer of the Corporation unless the Board of Directors shall have designated another officer as the Treasurer of the Corporation. Subject to the direction of the Board of Directors and the Chief Executive Officer, the Chief Financial Officer shall perform all duties and have all powers that are commonly incident to the office of Chief Financial Officer.

Section 4.7: Treasurer. The Treasurer shall have custody of all monies and securities of the Corporation. The Treasurer shall be the Chief Financial Officer of the Corporation unless the Board of Directors shall have designated another officer as Chief Financial Officer of the Corporation. The Treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions. The Treasurer shall also perform such other duties and have such other powers as are commonly incident to the office of Treasurer, or as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

Section 4.8: Secretary. The Secretary shall issue or cause to be issued all authorized notices for, and shall keep, or cause to be kept, minutes of all meetings of the stockholders and the Board of Directors. The Secretary shall have charge of the corporate minute books and similar records and shall perform such other duties and have such other powers as are commonly incident to the office of Secretary, or as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

Section 4.9: Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 4.10: Removal. Any officer of the Corporation shall serve at the pleasure of the Board of Directors and may be removed at any time, with or without cause, by the Board of Directors. Such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation.

Section 4.11: Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the Chief Executive Officer or any officer of the Corporation authorized by the Chief Executive Officer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other Corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other Corporation.

ARTICLE V

STOCK

Section 5.1: Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairperson or Vice-Chairperson of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. Any or all of the signatures on the certificate may be a facsimile.

Section 5.2: Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to agree to indemnify the Corporation and/or to give the Corporation a bond sufficient to indemnify it, against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. Except where a certificate is issued in accordance with the preceding sentence, an outstanding certificate for the number of shares involved in any transfer of stock shall be surrendered for cancellation before a new certificate is issued therefor.

Section 5.3: Other Regulations. The issue, transfer, conversion and registration of stock certificates shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VI

INDEMNIFICATION

Section 6.1 Indemnification of Officers and Directors. Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that such person (or a person of whom such person is the legal representative), is or was a director or officer of the Corporation or a Reincorporated Predecessor or is or was serving at the request of the Corporation or a Reincorporated Predecessor as a director or officer of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Delaware General Corporation Law, against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, provided such person acted in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. Such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of such person's heirs, executors and administrators. Notwithstanding the foregoing, the Corporation shall indemnify any such person seeking indemnity in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. As used herein, the term "Reincorporated Predecessor" means a corporation that is merged with and into the Corporation in a statutory merger where (a) the Corporation is the surviving corporation of such merger; (b) the primary purpose of such merger is to change the corporate domicile of the Reincorporated Predecessor to Delaware.

Section 6.2: Advance of Expenses. The Corporation shall pay all expenses, including attorneys' fees, incurred by such a director or officer in defending any such Proceeding as they are incurred in advance of its final disposition; provided, however, that if the Delaware General Corporation Law then so requires, the payment of such expenses incurred by such a director or officer in advance of the final disposition of such Proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Article VI or otherwise; and provided, further, that the Corporation shall not be required to advance any expenses to a person if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to the Proceeding, or (ii) if such quorum is not obtainable or, even if such a quorum is obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal Proceeding, that such person had cause to believe that such person's conduct was unlawful.

Section 6.3: Non-Exclusivity of Rights. The rights conferred on any person in this Article VI shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaw, agreement, vote or consent of stockholders or disinterested directors, or otherwise. Additionally, nothing in this Article VI shall limit the ability of the Corporation, in its discretion, to indemnify or advance expenses to persons whom the Corporation is not obligated to indemnify or advance expenses pursuant to this Article VI.

Section 6.4: Indemnification Contracts. The Board of Directors is authorized to cause the Corporation to enter into indemnification contracts with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing indemnification rights to such person. Such rights may be greater than those provided in this Article VI.

Section 6.5: Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or a Reincorporated Predecessor, or is or was serving at the request of the Corporation or a Reincorporated Predecessor as a director, officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the Delaware General Corporation Law.

Section 6.6: Indemnification of Employees and Agents. The Corporation shall have the power, to the maximum extent and in the manner permitted by the Delaware General Corporation Law, to indemnify each person who is or was an employee or agent of the Corporation or a Reincorporated Predecessor (other than directors and officers), or is or was serving at the request of the Corporation or a Reincorporated Predecessor as an employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (other than directors and officers), against expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection with any Proceeding, arising by reason of the fact that such person is or was an agent of the Corporation or a Reincorporated Predecessor.

Section 6.7: Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VI shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Article VI and existing at the time of such amendment, repeal or modification.

ARTICLE VII

NOTICES

Section 7.1: Notice.

(a) Except as otherwise specifically provided in these Bylaws (including, without limitation, Section 7.1(b) below) or required by law, all notices required to be given pursuant to these Bylaws shall be in writing and may in every instance be effectively given by hand delivery, including use of a delivery service, by depositing such notice in the mail, postage prepaid, or by sending such notice by prepaid telegram, telex, overnight express courier, mailgram or facsimile. Any such notice shall be addressed to the person to whom notice is to be given at such person's address as it appears on the records of the Corporation. The notice shall be deemed given (i) in the case of hand delivery, when received by the person to whom notice is to be given or by any person accepting such notice on behalf of such person, (ii) in the case of delivery by mail, upon deposit in the mail, (iii) in the case of delivery by overnight express courier, when dispatched, and (iv) in the case of delivery via telegram, telex, mailgram or facsimile, when dispatched.

(b) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the Delaware General Corporation Law, the Certificate of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this Section 7.1(b) shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of: (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder.

(c) An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given in writing or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 7.2: Waiver of Notice. Whenever notice is required to be given under any provision of these Bylaws, a written waiver of notice, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

ARTICLE VIII

INTERESTED DIRECTORS

Section 8.1: Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if: (i) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IX

MISCELLANEOUS

Section 9.1: Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 9.2: Seal. The Board of Directors may provide for a corporate seal, which shall have the name of the Corporation inscribed thereon and shall otherwise be in such form as may be approved from time to time by the Board of Directors.

Section 9.3: Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on or by means of, or be in the form of, magnetic tape, diskettes, photographs, microphotographs or any other information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the Delaware General Corporation Law.

Section 9.4: Reliance Upon Books and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall, in the performance of such person's duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the officers or employees of the Corporation, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 9.5: Certificate of Incorporation Governs. In the event of any conflict between the provisions of the Certificate of Incorporation and Bylaws of the Corporation, the provisions of the Certificate of Incorporation shall govern.

Section 9.6: Severability. If any provision of these Bylaws shall be held to be invalid, illegal, unenforceable or in conflict with the provisions of the Certificate of Incorporation of the Corporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws, including without limitation, all portions of any section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, shall remain in full force and effect.

Section 9.7: Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

ARTICLE X

AMENDMENT

Section 10.1: Amendments. Stockholders of the Corporation holding at least sixty six and two-thirds percent (66 2/3%) of the Corporation's outstanding voting stock then entitled to vote at an election of directors, voting together as a single class, shall have the power to adopt, amend or repeal Bylaws. To the extent provided in the Corporation's Certificate of Incorporation, the Board of Directors of the Corporation shall also have the power to adopt, amend or repeal Bylaws of the Corporation.

Appendix E

CEPHEID

1997 STOCK OPTION PLAN

(as amended on May 28, 2003)

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options. Capitalized terms not defined in the text are defined in Section 22.

2. SHARES SUBJECT TO THE  PLAN.

2.1 Number of Shares Available. Subject to Sections 2.2 and 16, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of May 28, 2003, is 7,195,867 Shares plus (i) any authorized shares not issued or subject to outstanding grants under the Company's 2000 Non-Employee Directors' Stock Option (the "Directors' Plan") on the date the Directors' Plan is terminated; (ii) shares that are subject to issuance upon exercise of an option granted under the Directors' Plan but cease to be subject to such option for any reason other than exercise of such option; and (iii) shares that were issued under the Directors' Plan which are repurchased by the Company at the original issue price or forfeited. Subject to Sections 2.2 and 16 hereof, Shares subject to Options, and Shares issued upon exercise of Options, will again be available for grant and issuance in connection with subsequent Options under this Plan to the extent such Shares: (i) are repurchased by the Company at the original issue price or forfeited on or after May 28, 2003; or (ii) cease to be subject to issuance upon exercise of an Option, other than due to exercise of such Option. In addition, on each January 1 occurring after May 28, 2003, the aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be increased automatically by a number of Shares equal to the lesser of (i) 1,000,000 Shares, (ii) 3% of the total outstanding shares of the Company as of January 1, or (iii) an amount determined by the Board, provided that no more than 50,000,000 shares shall be issued as ISOs (as defined in Section 5 below). At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Options granted under this Plan.

2.2 Adjustment of Shares. In the event that the number or type of outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number and class of Shares reserved for issuance under this Plan, (b) the Exercise Prices of outstanding Options, and (c) the number of Shares subject to outstanding Options may, upon approval of the Board in its discretion, be proportionately adjusted in compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued.

3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Options may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than one million five hundred thousand (1,500,000) Shares in any calendar year under this Plan pursuant to the grant of Options hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of two million (2,000,000) Shares in the calendar year in which they commence their employment. A person may be granted more than one Option under this Plan.

4. ADMINISTRATION.

4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Except for automatic grants to Outside Directors pursuant to Section 6 hereof, and subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Except for automatic grants to Outside Directors pursuant to Section 6 hereof, the Committee will have the authority to:

(a) construe and interpret this Plan, any Option Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Option;

(c) select persons to receive Options;

(d) determine the form and terms of Options;

(e) determine the number of Shares or other consideration subject to Options;

(f) determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g) grant waivers of Plan or Option conditions;

(h) determine the vesting, exercisability and payment of Options;

(i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Option or any Option Agreement;

(j) determine whether an award has been earned; and

(k) make all other determinations necessary or advisable for the administration of this Plan.

4.2 Committee Discretion. Except for automatic grants to Outside Directors pursuant to Section 6 hereof, any determination made by the Committee with respect to any Option will be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of this Plan or the Option, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Option under this Plan. The Committee may delegate to two or more directors of the Company the authority to grant an Option under this Plan to Participants who are not Insiders of the Company.

5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Option Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Shareholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant; and (iii) the Exercise Price of an NQSO will not be less than 85% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 7.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required by or desirable to the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, the exercise of an Option will always be subject to the following:

(a) If the Participant is Terminated for any reason except the Participant's death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period not less than thirty (30) days or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(b) If the Participant is Terminated because of Participant's death (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant's Disability), then the Participant's Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for the Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(c) If the Participant is Terminated because of Participant's Disability, then the Participant's Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant's legal representative or authorized assignee) no later than six (6) months after the Termination Date, with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for the Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(d) If the Participant is terminated for Cause, then Participant's Options shall expire on such Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in such calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Rene wal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 for Options granted on the date the action is taken to reduce the Exercise Price.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.

6.1 Types of Options and Shares. Options granted under this Plan and subject to this Section 6 shall be NQSOs.

6.2 Eligibility. Options subject to this Section 6 shall be granted only to Outside Directors. An Outside Director who is elected or reelected as a member of the Board will be eligible to receive an option grant under this Section 6.

6.3 Grant for Initial Election or Appointment. Each Outside Director who is first elected or appointed as a member of the Board on or after the 2003 annual meeting of shareholders will automatically be granted an option for 15,000 Shares (an "Initial Election Grant") on the date such Outside Director is first elected or appointed as a member of the Board.

6.4 Annual Grants. On the date of the first meeting of the Board immediately following each annual meeting of shareholders of the Company beginning with the 2003 annual meeting (even if held on the same day as the meeting of shareholders), the Company shall grant each Outside Director then in office for longer than six months, an option for 7,500 Shares (an "Annual Grant").

6.5 Discretionary Grant. The Board may make discretionary grants to any Outside Director (a "Discretionary Grant").

6.6 Vesting and Exercisability. The date an Outside Director receives an Initial Election Grant or an Annual Grant is referred to in this Plan as the "Start Date" for such option.

(a) Initial Election Grants. Except as set forth in Section 16.4, each Initial Election Grant will vest and become exercisable as to 5,000 of the Shares on each one-year anniversary of the Start Date, so long as the Outside Director continuously remains a director of the Company.

(b) Annual Grants. Except as set forth in Section 16.4, each Annual Grant will vest and become exercisable as to 7,500 of the Shares on the one-year anniversary of the Start Date, so long as the Outside Director continuously remains a director of the Company.

(c) Discretionary Grants. Except as set forth in Section 16.4, Discretionary Grants shall vest and be exercisable as determined by the Board.

6.7 Exercise Price. The exercise price of an option grant to an Outside Director shall be the Fair Market Value of the Shares at the time that the option is granted.

7. PAYMENT FOR SHARE PURCHASES.

7.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

(c) by waiver of compensation due or accrued to the Participant for services rendered to the Company or a Parent or Subsidiary of the Company;

(d) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's Common Stock exists:

(1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

(e) by any combination of the foregoing; or

(f) by any other method approved by the Board.

8. WITHHOLDING TAXES.

8.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Options granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Options are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

8.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Option that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

9. TRANSFERABILITY.

9.1 General Rule. Except as otherwise provided in this Section 9, Options granted under this Plan, and any interest therein, will not be transferable or assignable by any Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Option Agreement with respect to Options that are not ISOs.

9.2 All Options other than NQSOs. All Options other than NQSOs shall be exercisable: (i) during the Participant's lifetime only by (A) the Participant, or (B) the Participant's guardian or legal representative; and (ii) after the Participant's death, by the legal representative of the Participant's heirs or legatees.

9.3 NQSOs. Unless otherwise restricted by the Committee, an NQSO shall be exercisable: (i) during the Participant's lifetime only by (A) the Participant, (B) the Participant's guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by "permitted transfer;" and (ii) after the Participant's death, by the legal representative of the Participant's heirs or legatees. "Permitted transfer" means, as authorized by this Plan and the Committee in an NQSO, any transfer effected by the Participant during the Participant's lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

10. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

10.1 Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Exercise Price pursuant to Section 10.2.

10.2 Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a "Right of Repurchase") a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of the Participant's Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price, as the case may be.

11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

12. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

13. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

14. SECURITIES LAW AND OTHER REGULATORY& nbsp;COMPLIANCE. An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

15. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

16. CORPORATE TRANSACTIONS.

16.1 Dissolution or Liquidation. Except for automatic grants to Outside Directors pursuant to Section 6 hereof, in the event of the proposed dissolution or liquidation of the Company, the Company shall notify the Participant at least thirty (30) days prior to such proposed action. To the extent it has not been previously exercised, all Options will terminate immediately prior to the consummation of such proposed action.

16.2 Merger or Asset Sale. Except for automatic grants to Outside Directors pursuant to Section 6 hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company:

(a) Options. Each Option shall be assumed or an equivalent option substituted by the successor corporation (including as a "successor" any purchaser of substantially all of the assets of the Company) or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Participant shall have the right to exercise the Option as to all of the shares of Common Stock covered by the Option, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Company shall notify the Participant that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent entity, the Company may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Common Stock subject to the Option, to be solely common stock of the successor corporation or its parent entity equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(b) Shares Subject to Right of Repurchase. Any Shares subject to a Right of Repurchase of the Company, as described in Section 10.2 herein, shall be exchanged for the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by the holders of Common Stock for each share held on the effective date of the transaction, as described in the preceding paragraph. If in such exchange the Participant receives shares of stock of the successor corporation or a parent or subsidiary of such successor corporation, and if the successor corporation has agreed to assume or substitute for Options as provided in the preceding paragraph, such exchanged shares shall continue to be subject to such Right of Repurchase. If, as provided in the preceding paragraph, the Participant shall have the right to exercise an Option as to all of the shares of Common Stock covered thereby, all Shares that are subject to a Right of Repurchase of the Company shall be released from such Right of Repurchase and shall be fully vested.

16.3 Assumption of Options by  the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Option under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

16.4 Outside Directors Options. Notwithstanding any provision to the contrary, in the event of a dissolution or liquidation described in Section 16.1 or a merger or asset sale described in Section 16.2, the vesting of all options granted to Outside Directors pursuant to Section 6 of this Plan will accelerate and such options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within three (3) months of the consummation of said event. Any options not exercised within such three-month period shall expire.

17. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"). This Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Options pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the shareholders of the Company; (c) in the event that initial shareholder approval is not obtained within the time period provided herein, all Options granted hereunder shall be cancelled, any Shares issued pursuant to any Options shall be cancelled, and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that shareholder approval of such increase shall not be obtained within the time period provided herein, all Options granted pursuant to such increase shall be cancelled, any Shares issued pursuant to any Options granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase shall be rescinded.

18. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of shareholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

19. AMENDMENT OR TERMINATION OF PLAN .. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Option Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval; provided further, that a Participant's Option shall be governed by the version of this Plan then in effect at the time such Option was granted.

20. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21. INSIDER TRADING POLICY. Each Participant who receives an Option shall comply with any policy adopted by the Company from time to time covering transactions in the Company's securities by employees, officers and/or directors of the Company.

22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

"Board" means the Board of Directors of the Company.

"Cause" means (a) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company, or (c) a failure to materially perform the customary duties of employee's employment.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

"Company" means Cepheid or any successor corporation.

"Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

"Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

(a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination (or if there are no sales for such date, then the last preceding business day on which there were sales) as reported in The Wall Street Journal;

(b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;

(d) in the case of an Option made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(e) if none of the foregoing is applicable, by the Committee in good faith.

"Family Member" includes any of the following:

(a) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

(b) any person (other than a tenant or employee) sharing the Participant's household;

(c) a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

(d) a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

(e) any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

"Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

"Option" means an award of an option to purchase Shares pursuant to Section 5.

"Option Agreement" means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

"Outside Director" means a member of the Board who is not an employee of the Company or any Parent or Subsidiary.

"Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Participant" means a person who receives an Option under this Plan.

"Plan" means this Cepheid 1997 Stock Option Plan, as amended from time to time.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 16, and any successor security.

"Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

"Unvested Shares" means "Unvested Shares" as defined in the Option Agreement.